Filed Pursuant to Rule 497(e)

File Number 333-72572

Statement of Additional Information For The

Flexible Premium Single Life and Joint and

Last Survivor Variable Life Insurance Policy

Single Life Policy

Form P1258 7/01

Joint and Last Survivor Life Policy

Form P1259 7/01

Issued by:

GE Life and Annuity Assurance Company

GE Life & Annuity Separate Account II

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-352-9910

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2003 (as amended September 2, 2003), for the Flexible Premium Single Life and Joint and Last Survivor Variable Life Insurance Policies issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account II.

For a free copy of the prospectus:

Call:	1-800-352-9910

Or write:	GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, Virginia 23230

Or visit:	www.gefinancialservice.com

Or contact your financial representative

The date of this Statement of Additional Information is May 1, 2003 (as amended September 2, 2003).

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (“GE Capital”) acquired us from Aon Corporation on April 1, 1996. GE Capital subsequently contributed us to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (“GE Financial Assurance”) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (“GECA”). As part of an internal reorganization of GE Financial Assurance’s insurance subsidiaries, The Harvest Life Insurance Company (“Harvest”) merged into the Company on January 1, 1999. At this time we were renamed GE Life and Annuity Assurance Company. Harvest’s former parent, Federal Home Life Insurance Company (“Federal”), received common stock of the Company in exchange for its interest in Harvest.

GE Financial Assurance indirectly owns approximately ninety-seven percent of our outstanding common stock. The stock is owned directly by General Electric Capital Assurance Company (“GE Capital Assurance”) and by Federal. Both GE Capital Assurance, which directly owns approximately eighty-five percent of our outstanding common stock, and Federal, which owns approximately twelve percent of our outstanding common stock, are indirectly owned by GE Financial Assurance. The 800 or 3% remaining shares of our outstanding common stock are owned by Phoenix Life Insurance Company, Inc. (“Phoenix”). All of our outstanding non-voting preferred stock is owned by GE Financial Assurance. GE Financial Assurance is a wholly-owned subsidiary of GE Insurance, Inc. (“GEI”). GEI is a wholly owned subsidiary of GE Capital which in turn is wholly owned, directly or indirectly, by General Electric Company (“GE”).

We principally offer annuity contracts, institutional stable value products, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE SEPARATE ACCOUNT	We established the GE Life & Annuity Separate Account II as a separate investment account on August 21, 1986. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

ADDITIONAL INFORMATION ABOUT THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

We reserve the right to impose restrictions on transfers involving the Guarantee Account. Such restrictions may include permitting transfers from an interest rate guarantee period only during the 30 day period immediately following the end of the guarantee period, limiting the amount of assets available for transfer at any one time to 25% of the allocations to the Guarantee Account plus accrued interest and prohibiting transfers to the Guarantee Account for the six month period following a transfer from the Guarantee Account.

AGREEMENTS WITH DISTRIBUTORS AND ADVISERS FOR THE FUNDS

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. The amounts we receive under these agreements may be significant. The agreements reflect administrative services we provide.

ADDITIONAL INFORMATION ABOUT THE COST OF INSURANCE CHARGE	To determine your cost of insurance for a particular Policy Month, we multiply your net amount at risk by the applicable cost of insurance rate. We determine your net amount at risk by the following formula:
Death Benefit Proceeds
	-	Account Value
1.0032737

If Death Benefit Option A or Option B is in effect, and the Specified Amount has increased, we first consider the Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount, we will allocate that Account Value to the increases in Specified Amount in the order of such increases. If Death Benefit Option C is in effect, and the Specified Amount has increased, we first consider Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount plus premium payments, we will allocate that Account Value to the increases in Specified Amount.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

(1)	The size of the group. Generally, the sales expenses for each individual Owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

(2)	The total amount of premium payments to be received from a group. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

(3)	The purpose for which the Policies are purchased. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

(4)	The nature of the group for which the Policies are purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

(5)	Other circumstances. There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by the Separate Account.

Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

CONTINUATION AMOUNT AND CONTINUATION PERIOD

On any Monthly Anniversary Date during the Continuation Period, if the Surrender Value of the Policy is not sufficient to cover the monthly deduction, the Policy will remain in effect if the Net Total Premium is at least equal to the Continuation Amount.

At the end of the Continuation Period, you may have to pay an additional premium to keep the Policy in effect.

An increase in Specified Amount will increase the Continuation Amount. A decrease in Specified Amount will reduce the Continuation Amount. Any termination and subsequent reinstatement of the Policy will reduce the Continuation Amount. We will send you a supplemental Policy data page reflecting any adjusted amounts. The

Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

GRACE PERIOD	On any Monthly Anniversary Date during the Continuation Period, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate, if:

(1)	the Surrender Value is not sufficient to cover the monthly deduction; and

(2)	the Net Total Premium is less than the Continuation Amount.

The amount of the sufficient premium will equal the lesser of (1) and (2), where:

(1)	equals the monthly deduction due minus the Surrender Value, and that result divided by the Net Premium Factor; and

(2)	equals the Continuation Amount minus the Net Total Premium.

All amounts in (1) and (2) above are as of the Monthly Anniversary Date at the beginning of the grace period.

On any Monthly Anniversary Date after the Continuation Period, if the Surrender Value is not sufficient to cover the monthly deduction, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate. In this case, the amount of the sufficient premium will equal the monthly deduction due minus the Surrender Value, and that result is then divided by the Net Premium Factor. As used in this paragraph, the monthly deduction due and the Surrender Value are both as of the Monthly Anniversary Date at the beginning of the grace period.

In either case, we will mail you written notice of the sufficient premium. This notice will be sent to your last known address. You have a 61 day grace period from the date we mail the notice to pay the sufficient premium.

Coverage continues during the 61 day grace period. If the death of the Insured occurs during the grace period, Death Benefit Proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value.

REINSTATEMENT	You may reinstate this Policy within three years of the end of the grace period if:

(1)	you submit an application for reinstatement;

(2)	you provide required evidence of insurability satisfactory to us to determine the guaranteed maximum cost of insurance rate;

(3)	the Policy has not been surrendered for cash; and

(4)	you pay the premium as described below.

The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge and the Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

On the date of reinstatement, the Account Value will be allocated to the Investment Option specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Net Premiums are allocated.

If the Policy terminates and is reinstated before the end of the Continuation Period, you will have to pay a premium equal to (1) minus (2) minus (3) plus (4), where:

(1)	is the Continuation Amount as of the date of reinstatement;

(2)	is the sum of the monthly deductions that would have been made during the period between termination and reinstatement, divided by the Net Premium Factor;

(3)	is the Net Total Premium on the date of termination; and

(4)	is an amount sufficient to keep the Policy in effect for two Policy Months after the date of reinstatement.

On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

(1)	is the Account Value on the first day of the grace period;

(2)	is the premium paid to reinstate multiplied by the Net Premium Factor; and

(3)	is the monthly deduction for the month following the date of reinstatement.

If the Policy terminates before the end of the Continuation Period, and is reinstated after the end of the Continuation Period, you will have to pay a premium which, after multiplying it by the Net Premium Factor, equals (1) plus (2) minus (3), where:

(1)	is the surrender charge on the date of termination;

(2)	is an amount equal to the monthly deduction for two months after the date of reinstatement; and

(3)	is the Account Value on the date of termination.

On the date of reinstatement, the Account Value will equal (1) plus (2) plus (3), where:

(1)	is the surrender charge in effect on the date of reinstatement;

(2)	is an amount equal to the monthly deduction for the two months after the date of reinstatement, minus the monthly deduction for the month following the date of reinstatement; and

(3)	is any premium paid in excess of the required reinstatement premium, multiplied by the Net Premium Factor.

If the Policy terminates after the end of the Continuation Period and is reinstated, you will have to pay the amount of premium necessary to keep the Policy in effect for at least two months.

On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

(1)	is the surrender charge in effect on the date of reinstatement;

(2)	is the premium paid to reinstate multiplied by the Net Premium Factor; and

(3)	is the monthly deduction for the month following the date of reinstatement.

DETERMINING THE DEATH BENEFIT

In the application for original coverage, you must elect a method of compliance for the Policy to be treated as life insurance in accordance with the Code. The election you make will be shown on the Policy data pages. Once elected, the method cannot be changed at any time.

There are two possible methods of compliance:

(a)	the Cash Value Accumulation Test, as defined in Code Section 7702(b); or

(b)	the Guideline Premium Test, as defined in Code Section 7702(c).

Cash Value Accumulation Test:

If you elect the Cash Value Accumulation Test, you must also choose one of three Death Benefit options.

Under Option A for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount plus the Account Value; and

(2)	is (a) divided by (b), where:

(a)	is the Account Value minus the net single premium for all riders selected, if any; and

(b)	is the base Policy net single premium factor.

Under Option B for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount; and

(2)	is (a) divided by (b), where:

(a)	is the Account Value minus the net single premium for all riders selected, if any; and

(b)	is the base Policy net single premium factor.

Under Option C for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is (a) plus (b) minus (c) minus (d), where:

(a)	is the Specified Amount;

(b)	is the sum of all premiums paid before Attained Age 75;

(c)	is the charges for additional benefits, other than qualified additional benefits as specified in Code Section 7702(f)(5)(A); and

(d)	is the sum of all partial surrenders taken; and

(2)	is (a) divided by (b), where:

(a)	is the Account Value minus the net single premium for all riders selected, if any; and

(b)	is the base Policy net single premium factor.

Under Options A, B and C for Attained Ages 100 and older, the Death Benefit is the Account Value multiplied by 101%.

The Table of Net Single Premiums and Factors is shown on the Policy data pages. These values are based on the Insured’s gender, risk class, riders selected, and his or her Attained Age on the date of death.

Guideline Premium Test

If you elected the Guideline Premium Test, you must also choose one of three Death Benefit options.

Under Option A for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount plus the Account Value; and

(2)	is the Account Value multiplied by the corridor percentage (see table on the following page).

Under Option B for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount; and

(2)	is the Account Value multiplied by the corridor percentage (see table on the following page).

Under Option C for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is (a) plus (b) minus (c) minus (d), where:

(a)	is the Specified Amount;

(b)	is the sum of all premiums paid before Attained Age 75;

(c)	is the charges for additional benefits, other than qualified additional benefits as specified in Code Section 7702(f)(5)(A); and

(d)	is the sum of all partial surrenders taken; and

(2)	is the Account Value multiplied by the corridor percentage (see table on the following page).

Under Options A, B and C for Attained Ages 100 and older, the Death Benefit is the Account Value multiplied by 101%.

The corridor percentage depends on the Attained Age of the Insured on the date of death.

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage

40 or younger	250%	61	128%
41	243%	62	126%
42	236%	63	124%
43	229%	64	122%
44	222%	65	120%
45	215%	66	119%
46	209%	67	118%
47	203%	68	117%
48	197%	69	116%
49	191%	70	115%
50	185%	71	113%
51	178%	72	111%
52	171%	73	109%
53	164%	74	107%
54	157%	75-90	105%
55	150%	91	104%
56	146%	92	103%
57	142%	93	102%
58	138%	94 or older	101%
59	134%
60	130%

The Specified Amount and Account Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions to Owners as additional units, but instead reflect them in unit values.

We arbitrarily set the unit value for each Subaccount at $10 when we establish the Subaccount. After that, a Subaccount’s unit value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine unit value, after a Subaccount’s operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the unit value for the immediately preceding Valuation Period.

NET INVESTMENT FACTOR	The net investment factor for a Valuation Period is (1) divided by (2), where:
(1)	is the result of:

(a)	the value of the assets at the end of the preceding Valuation Period; plus

(b)	the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

(c)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(d)	any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

(2)	is the value of the assets in the Subaccount at the end of the preceding Valuation Period.

TAX STATUS OF THE POLICY

For Policies designed to comply with the tax law’s Guideline Premium Test, favorable tax treatment will apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law. An increase or decrease in the Policy’s Specified Amount may change this premium limit. Also, a Minimum Death Benefit requirement must be satisfied. Due to the coverage of more than one Insured under the joint and survivor Policy, there is some uncertainty about how the tax law’s limit on premiums should be calculated. As a result, it is possible that a joint and last survivor policy may exceed the applicable limits, particularly if you pay the full amount of premiums permitted under the Policy. We may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law’s limit.

For Policies designed to comply with the tax law’s Cash Value Accumulation Test, the Policy’s terms define a minimum Death Benefit that is different than that imposed by the

Guideline Premium Test. There is also uncertainty regarding the application of this test to the joint and last survivor Policy, and it is possible that a joint and last survivor policy could fail to satisfy the Cash Value Accumulation Test. As necessary to ensure compliance, we may need to amend this Policy, e.g., to generally provide higher Death Benefit factors.

MATURITY VALUE

In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the “investment in the contract.” You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates. Your “investment in the contract” generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

SPECIAL RULE FOR CERTAIN CASH DISTRIBUTIONS IN THE FIRST 15 POLICY YEARS.

During the first 15 years after your Policy is issued, if we distribute cash to you and reduce the Death Benefit Proceeds (e.g., by decreasing the Policy’s Specified Amount), you may be required to pay tax on all or part of the cash payment, even if it is less than your “investment in the contract.” This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your “investment in the contract.”

CONSIDERATIONS WHERE THE INSURED LIVES PAST AGE 100

If the Insured survives (or last surviving Insured for joint and last survivor Policies) beyond Age 100, the IRS may seek to deny the tax-free treatment of the Death Benefit Proceeds and instead to tax you on the amount by which your Account Value exceeds your “investment in the contract.” Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond Age 100, we have no current plans to withhold or report taxes in this situation.

LOANS

If your Policy terminates (by a full surrender or by a lapse) while the Insured (or last surviving Insured for joint and last survivor Policies) is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.

Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a “key person.” A tax adviser should be consulted before taking any Policy loan.

LOSS OF INTEREST DEDUCTION WHERE POLICIES ARE HELD BY OR FOR THE BENEFIT OF CORPORATIONS, TRUSTS, ETC.

If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the Beneficiary(ies) of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of an individual who is:

• a 20% owner of the entity; or

• an officer, director, or employee of the trade or business, at the time first covered by the Policy.

This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of an Owner who is a 20% owner of the entity and the Owner’s spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be a Beneficiary(ies) under a Policy, should consult a tax adviser.

CHANGES AND EXCHANGES

The right to change Owners and changes reducing future amounts of Death Benefit Proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). However, in the case of the Policy when issued as a joint and last survivor Policy, the other life insurance policy involved in the exchange generally must also cover the same two Insureds. The exercise of the option to split the joint and last survivor version of the Policy into two separate life insurance policies may result in the taxation of the Policy as if there were a full surrender.

OPTIONAL PAYMENT PLANS

The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum (see the “Requesting Payments” of the product prospectus):

Plan 1 — Income For A Fixed Period.    We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee’s death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early.

Plan 2 — Life Income.    We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided.

Plan 3 — Income of a Definite Amount.    We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee’s estate unless otherwise provided.

Plan 4 — Interest Income.    We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee’s estate unless otherwise provided.

Plan 5 — Joint Life and Last Survivor Income.    We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor’s estate unless otherwise provided.

You may select an Optional Payment Plan in your application or by writing our Home Office. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed benefit annuities. Amounts allocated to an Optional Payment Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

If Death Benefit Proceeds under the Policy are paid under one of the Optional Payment Plans, the Beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the Beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit Proceeds are held by us under Optional Payment Plan 4 (interest income), the Beneficiary(ies) will be taxed on the interest income as it is credited.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured’s lifetime under a single life Policy or the lifetimes of both Insureds under a joint and last survivor Policy. The minimum period is generally two years from the Policy Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE EXCLUSION

If the Insured under a single life Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the Insured under a single life Policy commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

If either Insured under a joint and last survivor Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the first Insured to die commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable to the Beneficiary(ies) attributable to the increase will equal the monthly deductions for the increase.

If the surviving Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the

Specified Amount, we will limit the proceeds payable with respect to that increase. The Death Benefit Proceeds payable attributable to the increase will equal the additional premium payment required for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

Please see your Policy for more details.

ADDITIONAL INFORMATION ABOUT THE ACCELERATED BENEFIT RIDER

You may elect an Accelerated Benefit if the Insured is terminally ill. The Accelerated Benefit Rider provides you with access to a portion of the Death Benefit during the Insured’s lifetime, if the Insured is diagnosed with a terminal illness. Joint and last survivor Policies will be eligible for acceleration only after the death of the first Insured and the diagnosis of the terminal illness of the surviving Insured.

For purposes of determining if an Accelerated Benefit is available, we define terminal illness as a medical condition resulting from bodily injury or disease or both:

•	which has been diagnosed by a licensed physician;

•	the diagnosis of which is supported by clinical, radiological, laboratory or other evidence that is satisfactory to us; and

•	which a licensed physician certifies is expected to result in death within 12 months from the date of the certification.

Any request for payment of an accelerated benefit must be in a form satisfactory to us, and any payment of an accelerated benefit requires satisfactory proof of a terminal illness and is subject to our administrative procedures as well as the conditions set forth in the Accelerated Benefit Rider. Please see the Policy rider for more information.

The Accelerated Benefit will equal (1) minus (2) minus (3) minus (4), where:

(1)	is the Eligible Proceeds;

(2)	is the discount for early payment of Death Benefit Proceeds. The discount will be based on the annual interest rate charged for Policy Loans;

(3)	is the product of

(a)	the ratio of Eligible Proceeds to Total Proceeds; and

(b)	any Policy Debt; and

(4)	is an administrative charge not to exceed $250.

Eligible Proceeds are the lesser of (1) and (2), where:

(1)	is 75% of the total proceeds; and

(2)	is $250,000 for all the Insured’s policies in force with us.

Total proceeds include the Policy’s Death Benefit had the Insured’s death occurred on the date of the approval of the Accelerated Benefit claim and any term insurance on the Insured (or in the case of joint and last survivor term insurance on the Insured or in the case of joint and last survivor Policies the surviving Insured added by rider. Any such rider must have at least two years of the term remaining as measured from the date we receive proof of terminal illness.

The Accelerated Benefit will be paid in lump sum.

If the amount of Eligible Proceeds is equal to the amount of the Death Benefit that would have been paid at the Insured’s death, then our payment of Accelerated Benefit will result in termination of all insurance under the Policy on the life of the Insured (including riders). Any insurance under the Policy on the life of someone other than the Insured will be treated as though the Insured had died.

If the amount of Eligible Proceeds is less than the amount of the Death Benefit that would have been paid at the Insured’s death, then upon payment of the Accelerated Benefit, the Policy will continue with the Specified Amount, Account Value, Policy Debt and any additional term insurance eligible to be accelerated under this rider reduced by the ratio of eligible proceeds to total proceeds. We will waive any surrender charge for the resulting decrease in Specified Amount as well as any minimum Specified Amount requirement under the Policy. Other rider benefits will continue without reduction.

OTHER POLICIES

We offer other variable life insurance policies in the Separate Account which also invest in the same (or many of the same) Portfolios of the Funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your financial representative, or call (800) 352-9910.

SALE OF THE POLICIES

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“CBC”) for the distribution and sale of the Policies. Pursuant to this agreement, CBC serves as principal underwriter for the Policies, offering them on a continuous basis. CBC is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905.

CBC was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. CBC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

CBC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. Registered representatives with CBC are also licensed as insurance agents in the states in which they do business and are appointed with us.

CBC also enters into selling agreements with an affiliated broker-dealer (Terra Securities Corporation) and independent broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

Although we do not pay any underwriting commissions to CBC, we do pay sales commissions to CBC for promotion and sales of the Policies by its registered representatives as well as by selling firms. In the first Policy year, the selling firm will receive a commission of up to approximately 90% of the first year target premium (based on Age, gender, Specified Amount, risk class and other factors). In renewal years, the selling firm receives up to approximately 4.0% of premiums paid. We may pay trail commissions up to an annual rate of 0.25% of Account Value, less any Policy Debt for all Policy years. This commission may be returned to us if the Policy is not continued through the first Policy year. We may on occasion pay a higher commission for a short period of time as a special promotion. In the case of sales by the principal underwriter’s registered representatives, a portion of the sales commission is passed through the principal underwriter to its registered representative who sold the Policy. Because the principal underwriter is our affiliate, their registered representatives are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

CBC also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Federated Insurance Series, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Greenwich Street Series Fund, Janus Aspen Series, MFS® Variable Insurance Trust, Nations Separate Account Trust, Oppenheimer Variable Account Funds, The Prudential Series Fund, Inc., Salomon Brothers Variable Series Fund, Inc, and Van Kampen Life Investment Trust.

During 2002, 2001 and 2000, $4.8 million, $8.9 million and $9.7 million, respectively were paid to CBC for the sale of Policies in the Separate Account and any new premium received. CBC then passes the entire amount of the sales commission to the selling firm whose registered representative sold the Policy. The selling firm may retain a portion of the commission before it pays the registered representative who sold the Policy. In 2002, 2001 and 2000, no underwriting commissions were paid to CBC.

We intend to recover commissions and costs of Policy benefits through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value.

LEGAL MATTERS	Advice on certain legal matters relating to federal securities laws has been provided by Heather Harker, Vice President, Associate General Counsel and Assistant Secretary of the Company.

EXPERTS

The consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2002, and 2001, and for each of the years in the three-year period ended December 31, 2002, and the financial statements of GE Life & Annuity Separate Account II as of December 31, 2002 and for each of the years or lesser periods in the two-year period ended December 31, 2002, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 1021 East Cary Street, Suite 2000, Richmond, VA 23219.

The report of KPMG LLP dated February 7, 2003 with respect to the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary contains explanatory paragraphs that state that the Company changed its method of accounting for goodwill and other intangible assets in 2002 and for derivative instruments and hedging activities in 2001.

ACTUARIAL MATTERS	Actuarial matters have been examined by Paul Haley, an actuary of the Company, whose opinion we filed as an exhibit to the registration statement.

PERFORMANCE INFORMATION

We demonstrate adjusted performance and unadjusted performance for the Portfolios available in the Separate Account. The performance tables assume that the Insured is in the preferred, no-nicotine risk class and the tables assume that no loans are taken from the Policy. In addition, all illustrations will assume that all capital gains and dividends from the Portfolios are reinvested in the Portfolios.

The performance tables assume an initial Specified Amount of $250,000, increasing death benefit Option A, for a male age 45, paying an annual premium of $13,000 at Policy issue and at each Policy anniversary.

When available, we will provide the total returns for the periods of one, three, five and ten years. Adjusted performance will also include performance from the date the Portfolio was added to the Separate Account until the end of the stated period. Unadjusted performance will also include performance from the date the Portfolio was declared effective with the SEC until the end of the stated period.

Adjusted Performance assume the following current charges:

1)	a mortality and expense risk charge at an annual rate of 0.40% of assets in the Separate Account up to $50,000.00 and 0.05% of assets in the Separate Account on any assets in the Separate Account of $50,000.00 and over;

2)	a monthly Policy charge of $5.00;

3)	a premium charge of $650.00 (5% of $13,000);

4)	a monthly expense charge of $105.00 for 10 Policy years; and

5)	a surrender charge of $3,265.00, which is derived by assuming that the owner surrendered his Policy during the first Policy year.

Unadjusted performance is calculated similarly to adjusted performance, except that unadjusted performance does not include the charges for the monthly Policy charge, the premium charge or the surrender charges. If such charges were included in the performance, the performance numbers would be lower.

We do not include charges for the cost of insurance, charges for any optional riders or any charges assessed for state premium taxes in either adjusted or unadjusted performance. If such charges were included in the hypothetical performance, the performance numbers would be lower.

Cost of insurance charges, as well as some of charges for the optional riders, vary based on individual circumstances. See your registered representative our contact our Home Office for a personalized illustration showing all current and guaranteed charges based on hypothetical performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

FINANCIAL STATEMENTS

You should distinguish the consolidated financial statements of the Company and its subsidiary included in this SAI from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

The Separate Account financial statements included in this SAI have several Subaccounts that are not available to this Policy.

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Financial Statements

Year ended December 31, 2002

(With Independent Auditors’ Report Thereon)

GE LIFE & ANNUITY SEPARATE ACCOUNT II

December 31, 2002

INDEPENDENT AUDITORS’ REPORT

Policy Owners

GE Life & Annuity Separate Account II

    and

The Board of Directors

GE Life and Annuity Assurance Company:

We have audited the accompanying statements of assets and liabilities of GE Life & Annuity Separate Account II (the Account) (comprising the AIM Variable Insurance Funds—AIM V.I. Capital Appreciation Fund-Series I Shares, AIM V.I. Growth Fund-Series I Shares, AIM V.I. Premier Equity Fund-Series I Shares; The Alger American Fund—Alger American Growth Portfolio, Alger American Small Capitalization Portfolio; Alliance Variable Products Series Fund, Inc.—Growth and Income Portfolio-Class B, Premier Growth Portfolio-Class B, Quasar Portfolio-Class B; Dreyfus—Dreyfus Investment Portfolios-Emerging Markets Portfolio-Initial Shares, The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares; Federated Insurance Series—Federated American Leaders Fund II-Primary Shares, Federated High Income Bond Fund II- Primary Shares, Federated High Income Bond Fund II-Service Shares, Federated International Small Company Fund II, Federated Utility Fund II; Fidelity Variable Insurance Products Fund (“VIP”)—VIP Equity-Income Portfolio, VIP Equity-Income Portfolio-Service Class 2, VIP Growth Portfolio, VIP Growth Portfolio-Service Class 2, VIP Overseas Portfolio; Fidelity Variable Insurance Products Fund II (“VIP II”)—VIP II Asset ManagerSM Portfolio, VIP II Contrafund® Portfolio, VIP II Contrafund® Portfolio-Service Class 2; Fidelity Variable Insurance Products Fund III (“VIP III”)—VIP III Growth & Income Portfolio, VIP III Growth & Income Portfolio-Service Class 2, VIP III Growth Opportunities Portfolio, VIP III Mid Cap Portfolio-Service Class 2; GE Investments Funds, Inc.—Global Income Fund, Income Fund, International Equity Fund, Mid-Cap Value Equity Fund, Money Market Fund, Premier Growth Equity Fund, Real Estate Securities Fund, S&P 500® Index Fund, Small-Cap Value Equity Fund, Total Return Fund, U.S. Equity Fund, Value Equity Fund; Goldman Sachs Variable Insurance Trust (VIT)—Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund; Janus Aspen Series—Aggressive Growth Portfolio, Aggressive Growth Portfolio-Service Shares, Balanced Portfolio, Balanced Portfolio-Service Shares, Capital Appreciation Portfolio, Capital Appreciation Portfolio-Service Shares, Flexible Income Portfolio, Global Life Sciences Portfolio-Service Shares, Global Technology Portfolio-Service Shares, Growth Portfolio, Growth Portfolio-Service Shares, International Growth Portfolio, International Growth Portfolio-Service Shares, Worldwide Growth Portfolio, Worldwide Growth Portfolio-Service Shares; MFS® Variable Insurance Trust—MFS® Investors Growth Stock Series-Service Class Shares, MFS® Investors Trust Series-Service Class Shares, MFS® New Discovery Series-Service Class Shares, MFS® Utilities Series-Service Class Shares; Oppenheimer Variable Account Funds—Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA-Service Shares, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Growth & Income Fund/VA-Service Shares, Oppenheimer Multiple Strategies Fund/VA; PBHG Insurance Series Fund, Inc.—PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio; PIMCO Variable Insurance Trust—Foreign Bond Portfolio-Administrative Class Shares, High Yield Portfolio-Administrative Class Shares, Long-Term U.S. Government Portfolio-Administrative Class Shares, Total Return Portfolio-Administrative Class Shares; Rydex Variable Trust—OTC Fund; Salomon Brothers Variable Series Funds Inc—Investors Fund, Strategic Bond Fund, Total Return Fund; and Van Kampen Life Investment Trust—Comstock Portfolio-Class II Shares, Emerging Growth Portfolio-Class II Shares) as of December 31, 2002, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting GE Life & Annuity Separate Account II as of December 31, 2002,

the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and their financial highlights for each of the years or lesser periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.

Richmond, Virginia

February 28, 2003

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities

December 31, 2002

	AIM Variable Insurance Funds			The Alger American Fund
	AIM V.I. Capital Appreciation Fund — Series I Shares	AIM V.I. Growth Fund — Series I Shares	AIM V.I. Premier Equity Fund — Series I Shares	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio
Assets
Investments at fair market value (see cost below; note 2a)	$121,485	124,782	228,919	2,581,057	1,190,069
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—
Receivable for units sold	5,366	2,719	1,743	2,906	—

Total assets	126,851	127,501	230,662	2,583,963	1,190,069

Liabilities
Accrued expenses payable to affiliate (note 4c)	13	13	24	742	111
Payable for units withdrawn	12	—	—	—	284

Total liabilities	25	13	24	742	395

Net assets attributable to variable life policy owners	$126,826	127,488	230,638	2,583,221	1,189,674

Outstanding units (note 2b, 4a, and 5): Type I	—	—	—	88,027	98,354

Net asset value per unit: Type I	$—	—	—	13.05	6.51

Outstanding units (note 2b, 4a, and 5): Type II	27,851	35,571	41,113	109,921	84,392

Net asset value per unit: Type II	$4.45	3.49	5.48	13.05	6.51

Outstanding units (note 2b, 4a, and 5): Type III	363	450	704	—	—

Net asset value per unit: Type III	$7.96	7.43	7.59	—	—

Investments in securities, at cost	$137,732	146,243	265,843	4,419,474	2,122,198

Shares outstanding	7,394	11,043	14,113	104,793	97,467

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	Alliance Variable Products Series Fund, Inc.			Dreyfus
	Growth and Income Portfolio — Class B	Premier Growth Portfolio — Class B	Quasar Portfolio — Class B	Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
Assets
Investments at fair market value (see cost below; note 2a)	$766,509	126,323	39,149	37,970	38,185
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—
Receivable for units sold	—	—	—	—	—

Total assets	766,509	126,323	39,149	37,970	38,185

Liabilities
Accrued expenses payable to affiliate (note 4c)	64	11	3	3	3
Payable for units withdrawn	97	125	78	71	126

Total liabilities	161	136	81	74	129

Net assets attributable to variable life policy owners	$766,348	126,187	39,068	37,896	38,056

Outstanding units (note 2b, 4a, and 5): Type I	—	—	—	—	—

Net asset value per unit: Type I	$—	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	87,054	25,762	7,741	3,965	7,490

Net asset value per unit: Type II	$7.84	4.84	4.89	8.76	4.73

Outstanding units (note 2b, 4a, and 5): Type III	10,029	194	165	325	351

Net asset value per unit: Type III	$8.36	7.72	7.34	9.72	7.48

Investments in securities, at cost	$948,712	164,303	48,885	38,634	47,304

Shares outstanding	46,483	7,306	5,774	4,061	2,020

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	Federated Insurance Series
	Federated American Leaders Fund II — Primary Shares	Federated High Income Bond Fund II — Primary Shares	Federated High Income Bond Fund II — Service Shares	Federated International Small Company Fund II	Federated Utility Fund II
Assets
Investments at fair market value (see cost below; note 2a)	$589,814	596,622	82,124	28,075	283,991
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—
Receivable for units sold	361	—	—	—	—

Total assets	590,175	596,622	82,124	28,075	283,991

Liabilities
Accrued expenses payable to affiliate (note 4c)	88	78	8	2	327
Payable for units withdrawn	114	92	37	1	60

Total liabilities	202	170	45	3	387

Net assets attributable to variable life policy owners	$589,973	596,452	82,079	28,072	283,604

Outstanding units (note 2b, 4a, and 5): Type I	17,448	17,068	—	—	9,949

Net asset value per unit: Type I	$13.82	14.53	—	—	11.43

Outstanding units (note 2b, 4a, and 5): Type II	25,242	23,982	8,558	5,295	14,863

Net asset value per unit: Type II	$13.82	14.53	9.40	4.91	11.43

Outstanding units (note 2b, 4a, and 5): Type III	—	—	163	246	—

Net asset value per unit: Type III	$—	—	10.02	8.43	—

Investments in securities, at cost	$693,729	681,397	85,017	31,817	439,070

Shares outstanding	38,778	84,269	11,599	6,130	37,765

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	Fidelity Variable Insurance Products Fund (“VIP”)					Fidelity Variable Insurance Products Fund II (“VIP II”)
	VIP Equity- Income Portfolio	VIP Equity- Income Portfolio — Service Class 2	VIP Growth Portfolio	VIP Growth Portfolio — Service Class 2	VIP Overseas Portfolio	VIP II Asset ManagerSM Portfolio	VIP II Contrafund® Portfolio	VIP II Contrafund® Portfolio — Service Class 2
Assets
Investments at fair market value (see cost below; note 2a)	$6,025,978	451,523	5,377,735	603,113	1,336,596	3,541,867	5,237,220	428,938
Dividend receivable	—	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—	—	—	—
Receivable for units sold	1,977	—	1,354	—	—	391	—	5,040

Total assets	6,027,955	451,523	5,379,089	603,113	1,336,596	3,542,258	5,237,220	433,978

Liabilities
Accrued expenses payable to affiliate (note 4c)	486	40	940	50	636	823	401	33
Payable for units withdrawn	269	162	13,577	88	3,351	1,536	788	4

Total liabilities	755	202	14,517	138	3,987	2,359	1,189	37

Net assets attributable to variable life policy owners	$6,027,200	451,321	5,364,572	602,975	1,332,609	3,539,899	5,236,031	433,941

Outstanding units (note 2b, 4a, and 5): Type I	126,781	—	99,324	—	61,001	125,324	112,644	—

Net asset value per unit: Type I	$39.46	—	40.72	—	18.98	26.43	24.04	—

Outstanding units (note 2b, 4a, and 5): Type II	25,961	54,112	32,419	112,010	9,210	8,611	105,161	55,714

Net asset value per unit: Type II	$39.46	8.03	40.72	4.94	18.98	26.43	24.04	7.27

Outstanding units (note 2b, 4a, and 5): Type III	—	1,929	—	6,754	—	—	—	3,128

Net asset value per unit: Type III	$—	8.71	—	7.35	—	—	—	9.24

Investments in securities, at cost	$7,325,526	523,642	8,444,421	787,552	2,082,632	4,247,043	6,449,410	456,318

Shares outstanding	331,827	25,085	229,426	25,985	121,730	277,794	289,349	23,896

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	Fidelity Variable Insurance Products Fund III (“VIP III”)
	VIP III Growth & Income Portfolio	VIP III Growth & Income Portfolio — Service Class 2	VIP III Growth Opportunities Portfolio	VIP III Mid Cap Portfolio — Service Class 2
Assets
Investments at fair market value (see cost below; note 2a)	$1,270,545	155,744	319,814	409,404
Dividend receivable	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—
Receivable for units sold	—	153	—	—

Total assets	1,270,545	155,897	319,814	409,404

Liabilities
Accrued expenses payable to affiliate (note 4c)	137	14	645	32
Payable for units withdrawn	236	—	5,873	134

Total liabilities	373	14	6,518	166

Net assets attributable to variable life policy owners	$1,270,172	155,883	313,296	409,238

Outstanding units (note 2b, 4a, and 5): Type I	28,213	—	13,585	—

Net asset value per unit: Type I	$12.44	—	8.58	—

Outstanding units (note 2b, 4a, and 5): Type II	73,891	21,637	22,930	46,405

Net asset value per unit: Type II	$12.44	7.09	8.58	8.55

Outstanding units (note 2b, 4a, and 5): Type III	—	282	—	1,364

Net asset value per unit: Type III	$—	8.79	—	9.15

Investments in securities, at cost	$1,577,011	177,449	445,576	433,593

Shares outstanding	116,993	14,515	27,311	23,542

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	GE Investments Funds, Inc.
	Global Income Fund	Income Fund	International Equity Fund	Mid-Cap Value Equity Fund	Money Market Fund	Premier Growth Equity Fund	Real Estate Securities Fund	S&P 500® Index Fund	Small-Cap Value Equity Fund	Total Return Fund	U.S. Equity Fund	Value Equity Fund
Assets
Investments at fair market value (see cost below; note 2a)	$246,808	2,388,374	446,673	1,504,887	12,160,653	965,466	1,190,875	9,714,824	336,353	1,741,696	1,003,677	143,242
Dividend receivable	—	—	—	—	—	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	10	—	7	—	2,838	5	—	—	—	—	2	—
Receivable for units sold	48	3,039	—	439	3,618	7,162	9,366	29,892	6,446	397	9,254	8,180

Total assets	246,866	2,391,413	446,680	1,505,326	12,167,109	972,633	1,200,241	9,744,716	342,799	1,742,093	1,012,933	151,422

Liabilities
Accrued expenses payable to affiliate (note 4c)	19	194	770	162	935	73	125	760	24	192	77	11
Payable for units withdrawn	25	—	31	341	298	102	644	36	2	245	39	—

Total liabilities	44	194	801	503	1,233	175	769	796	26	437	116	11

Net assets attributable to variable life policy owners	$246,822	2,391,219	445,879	1,504,823	12,165,876	972,458	1,199,472	9,743,920	342,773	1,741,656	1,012,817	151,411

Outstanding units (note 2b, 4a, and 5): Type I	9,845	42,923	14,584	26,207	178,387	24,730	24,064	85,927	—	31,607	10,610	—

Net asset value per unit: Type I	$11.86	13.45	9.87	14.93	19.47	7.86	21.67	38.07	—	36.17	9.15	—

Outstanding units (note 2b, 4a, and 5): Type II	10,966	133,661	30,591	72,247	444,423	97,973	31,288	168,621	28,077	16,545	98,826	17,703

Net asset value per unit: Type II	$11.86	13.45	9.87	14.93	19.47	7.86	21.67	38.07	10.25	36.17	9.15	7.39

Outstanding units (note 2b, 4a, and 5): Type III	—	1,504	—	3,962	3,924	982	—	6,520	6,241	—	1,364	2,416

Net asset value per unit: Type III	$—	10.75	—	8.81	10.13	8.16	—	8.17	8.81	—	8.41	8.52

Investments in securities, at cost	$228,439	2,380,193	646,057	1,712,257	12,160,653	1,218,119	1,273,326	12,218,247	366,528	2,014,301	1,292,252	163,923

Shares outstanding	22,768	184,716	71,697	113,149	12,160,653	17,637	90,630	600,422	32,751	137,358	38,978	19,462

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	Goldman Sachs Variable Insurance Trust (VIT)		Janus Aspen Series
	Goldman Sachs Growth and Income Fund	Goldman Sachs Mid Cap Value Fund	Aggressive Growth Portfolio	Aggressive Growth Portfolio — Service Shares	Balanced Portfolio	Balanced Portfolio — Service Shares	Capital Appreciation Portfolio	Capital Appreciation Portfolio — Service Shares	Flexible Income Portfolio	Global Life Sciences Portfolio — Service Shares	Global Technology Portfolio — Service Shares
Assets
Investments at fair market value (see cost below; note 2a)	$191,939	1,398,835	3,407,529	195,286	5,037,139	1,021,999	2,435,060	192,599	818,350	179,300	133,610
Dividend receivable	—	—	—	—	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	7	—	—	—	—	—	—	—	—	6	—
Receivable for units sold	—	4,000	338	86	—	555	—	—	2,897	66	72

Total assets	191,946	1,402,835	3,407,867	195,372	5,037,139	1,022,554	2,435,060	192,599	821,247	179,372	133,682

Liabilities
Accrued expenses payable to affiliate (note 4c)	15	108	261	16	387	82	187	14	160	14	11
Payable for units withdrawn	2,333	112	1,913	—	10,679	79	162	7	77	—	—

Total liabilities	2,348	220	2,174	16	11,066	161	349	21	237	14	11

Net assets attributable to variable life policy owners	$189,598	1,402,615	3,405,693	195,356	5,026,073	1,022,393	2,434,711	192,578	821,010	179,358	133,671

Outstanding units (note 2b, 4a, and 5): Type I	6,403	36,991	110,040	—	85,649	—	21,974	—	17,057	6,041	11,168

Net asset value per unit: Type I	$6.98	11.59	15.07	—	21.32	—	17.32	—	17.12	6.64	2.50

Outstanding units (note 2b, 4a, and 5): Type II	20,760	84,028	115,952	59,086	150,095	117,565	118,598	29,735	30,899	20,648	41,442

Net asset value per unit: Type II	$6.98	11.59	15.07	2.93	21.32	8.52	17.32	5.34	17.12	6.64	2.50

Outstanding units (note 2b, 4a, and 5): Type III	—	—	—	2,722	—	2,179	—	3,788	—	284	332

Net asset value per unit: Type III	$—	—	—	8.17	—	9.52	—	8.92	—	7.53	6.46

Investments in securities, at cost	$207,336	1,447,634	6,824,505	246,539	5,687,972	1,100,886	3,482,036	220,813	790,986	241,111	251,189

Shares outstanding	23,580	131,841	215,122	12,502	244,640	47,936	140,188	11,172	66,533	32,839	55,440

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	Janus Aspen Series (continued)
	Growth Portfolio	Growth Portfolio — Service Shares	International Growth Portfolio	International Growth Portfolio — Service Shares	Worldwide Growth Portfolio	Worldwide Growth Portfolio — Service Shares
Assets
Investments at fair market value (see cost below; note 2a)	$4,205,400	136,180	1,756,529	173,741	5,873,181	265,155
Dividend receivable	—	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—	—
Receivable for units sold	—	308	—	8,527	—	132

Total assets	4,205,400	136,488	1,756,529	182,268	5,873,181	265,287

Liabilities
Accrued expenses payable to affiliate (note 4c)	646	13	135	11	910	22
Payable for units withdrawn	4,501	—	900	—	6,916	41

Total liabilities	5,147	13	1,035	11	7,826	63

Net assets attributable to variable life policy owners	$4,200,253	136,475	1,755,494	182,257	5,865,355	265,224

Outstanding units (note 2b, 4a, and 5): Type I	128,068	—	43,699	—	162,939	—

Net asset value per unit: Type I	$16.16	—	13.66	—	19.06	—

Outstanding units (note 2b, 4a, and 5): Type II	131,849	30,203	84,814	28,173	144,792	48,691

Net asset value per unit: Type II	$16.16	4.49	13.66	4.87	19.06	4.93

Outstanding units (note 2b, 4a, and 5): Type III	—	111	—	5,541	—	3,116

Net asset value per unit: Type III	$—	7.83	—	8.13	—	8.08

Investments in securities, at cost	$7,100,822	182,512	2,626,241	210,988	8,920,961	332,744

Shares outstanding	287,844	9,405	101,533	10,113	279,011	12,657

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	MFS® Variable Insurance Trust
	MFS® Investors Growth Stock Series — Service Class Shares	MFS® Investors Trust Series — Service Class Shares	MFS® New Discovery Series — Service Class Shares	MFS® Utilities Series — Service Class Shares
Assets
Investments at fair market value (see cost below; note 2a)	$113,604	81,705	149,275	207,685
Dividend receivable	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—
Receivable for units sold	—	1,525	119	2,854

Total assets	113,604	83,230	149,394	210,539

Liabilities
Accrued expenses payable to affiliate (note 4c)	10	7	11	19
Payable for units withdrawn	1,076	—	12	—

Total liabilities	1,086	7	23	19

Net assets attributable to variable life policy owners	$112,518	83,223	149,371	210,520

Outstanding units (note 2b, 4a, and 5): Type I	—	—	—	—

Net asset value per unit: Type I	$—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	23,388	13,017	21,603	37,194

Net asset value per unit: Type II	$4.67	6.34	5.74	5.59

Outstanding units (note 2b, 4a, and 5): Type III	423	83	3,471	299

Net asset value per unit: Type III	$7.79	8.31	7.31	8.73

Investments in securities, at cost	$137,598	99,238	187,672	268,680

Shares outstanding	16,252	6,093	14,381	17,336

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	Oppenheimer Variable Account Funds
	Oppenheimer Aggressive Growth Fund/VA	Oppenheimer Bond Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Securities Fund/VA — Service Shares	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	Oppenheimer Multiple Strategies Fund/VA
Assets
Investments at fair market value (see cost below; note 2a)	$2,941,365	1,367,077	3,719,283	258,601	2,660,125	342,939	1,219,502
Dividend receivable	—	—	—	—	—	—	—
Receivable from affiliate (note 4b)	—	—	—	—	—	—	—
Receivable for units sold	281	11,086	2,226	3,832	24	29	1,869

Total assets	$2,941,646	1,378,163	3,721,509	262,433	2,660,149	342,968	1,221,371

Liabilities
Accrued expenses payable to affiliate (note 4c)	289	131	749	21	886	27	113
Payable for units withdrawn	7,520	—	3,893	—	1,453	—	96

Total liabilities	7,809	131	4,642	21	2,339	27	209

Net assets attributable to variable life policy owners	$2,933,837	1,378,032	3,716,867	262,412	2,657,810	342,941	1,221,162

Outstanding units (note 2b, 4a, and 5): Type I	62,159	23,819	53,318	—	47,784	—	24,204

Net asset value per unit: Type I	$35.72	28.41	45.61	—	33.25	—	33.15

Outstanding units (note 2b, 4a, and 5): Type II	19,975	24,687	28,174	38,218	32,150	49,197	12,634

Net asset value per unit: Type II	$35.72	28.41	45.61	6.47	33.25	6.44	33.15

Outstanding units (note 2b, 4a, and 5): Type III	—	—	—	1,860	—	3,101	—

Net asset value per unit: Type III	$—	—	—	8.14	—	8.42	—

Investments in securities, at cost	$4,867,338	1,331,548	4,976,666	309,369	3,312,441	398,410	1,417,655

Shares outstanding	100,628	120,873	139,718	14,685	354,211	22,473	92,667

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	PBHG Insurance Series Fund, Inc.		PIMCO Variable Insurance Trust				Rydex Variable Trust
	PBHG Growth II Portfolio	PBHG Large Cap Growth Portfolio	Foreign Bond Portfolio — Administrative Class Shares	High Yield Portfolio — Administrative Class Shares	Long-Term U.S. Government Portfolio — Administrative Class Shares	Total Return Portfolio — Administrative Class Shares	OTC Fund
Assets
Investments at fair market value (see cost below; note 2a)	$606,698	564,328	32,726	187,157	490,142	771,836	37,110
Dividend receivable	—	—	77	1,318	1,680	2,971	—
Receivable from affiliate (note 4b)	—	—	—	—	—	—	—
Receivable for units sold	—	—	—	—	—	45,147	10

Total assets	606,698	564,328	32,803	188,475	491,822	819,954	37,120

Liabilities
Accrued expenses payable to affiliate (note 4c)	47	126	80	1,330	1,720	3,021	3
Payable for units withdrawn	143	138	16	29	273	5	—

Total liabilities	190	264	96	1,359	1,993	3,026	3

Net assets attributable to variable life policy owners	$606,508	564,064	32,707	187,116	489,829	816,928	37,117

Outstanding units (note 2b, 4a, and 5): Type I	29,713	17,789	—	—	—	—	—

Net asset value per unit: Type I	$7.64	12.24	—	—	—	—	—

Outstanding units (note 2b, 4a, and 5): Type II	49,673	28,295	2,535	14,509	36,158	51,433	14,577

Net asset value per unit: Type II	$7.64	12.24	11.88	9.77	13.27	12.09	2.53

Outstanding units (note 2b, 4a, and 5): Type III	—	—	242	4,601	878	18,200	36

Net asset value per unit: Type III	$—	—	10.69	9.86	11.40	10.72	6.61

Investments in securities, at cost	$1,063,237	946,339	31,922	194,695	484,718	755,054	48,807

Shares outstanding	77,583	45,364	3,250	26,103	44,197	75,448	4,101

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued

December 31, 2002

	Salomon Brothers Variable Series Funds Inc			Van Kampen Life Investment Trust
	Investors Fund	Strategic Bond Fund	Total Return Fund	Comstock Portfolio — Class II Shares	Emerging Growth Portfolio — Class II Shares
Assets
Investments at fair market value (see cost below; note 2a)	$555,306	493,937	143,075	4,008	244
Dividend receivable	—	—	—	—	—
Receivable from affiliate (note 4b)	12	—	—	—	—
Receivable for units sold	1,562	3,450	—	—	—

Total assets	556,880	497,387	143,075	4,008	244

Liabilities
Accrued expenses payable to affiliate (note 4c)	43	40	12	1	—
Payable for units withdrawn	—	—	515	—	—

Total liabilities	43	40	527	1	—

Net assets attributable to variable life policy owners	$556,837	497,347	142,548	4,007	244

Outstanding units (note 2b, 4a, and 5): Type I	26,040	9,971	7,649	—	—

Net asset value per unit: Type I	$11.22	12.49	10.44	—	—

Outstanding units (note 2b, 4a, and 5): Type II	23,590	29,849	6,005	56	13

Net asset value per unit: Type II	$11.22	12.49	10.44	8.09	7.30

Outstanding units (note 2b, 4a, and 5): Type III	—	—	—	437	20

Net asset value per unit: Type III	$—	—	—	8.13	7.34

Investments in securities, at cost	$726,675	486,878	149,527	4,019	255

Shares outstanding	57,189	47,540	15,013	442	13

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations

	AIM Variable Insurance Funds			The Alger American Fund
	AIM V.I. Capital Appreciation Fund — Series I Shares	AIM V.I. Growth Fund — Series I Shares	AIM V.I. Premier Equity Fund — Series I Shares	Alger American Growth Portfolio	Alger American Small Capitalization Portfolio
	Year ended December 31, 2002			Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—	921	1,414	—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—	—	10,764	5,183
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	729	759	1,393	13,186	4,150
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	2	2	2	—	—

Net investment income (expense)	(731)	(761)	(474)	(22,536)	(9,333)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(19,227)	(23,737)	(39,459)	(945,545)	(440,087)
Unrealized appreciation (depreciation)	(7,360)	(15,187)	(31,363)	(450,695)	12,635
Capital gain distributions	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(26,587)	(38,924)	(70,822)	(1,396,240)	(427,452)

Increase (decrease) in net assets from operations	$(27,318)	(39,685)	(71,296)	(1,418,776)	(436,785)

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations, Continued

	Alliance Variable Products Series Fund, Inc.			Dreyfus
	Growth and Income Portfolio — Class B	Premier Growth Portfolio — Class B	Quasar Portfolio — Class B	Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
	Year ended December 31, 2002			Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$3,937	—	—	336	101
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	4,416	821	223	130	215
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	18	1	1	4	2

Net investment income (expense)	(497)	(822)	(224)	202	(116)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(31,798)	(11,354)	(3,032)	(224)	(3,176)
Unrealized appreciation (depreciation)	(174,642)	(28,968)	(9,247)	(1,048)	(7,801)
Capital gain distributions	24,203	—	—	—	—

Net realized and unrealized gain (loss) on investments	(182,237)	(40,322)	(12,279)	(1,272)	(10,977)

Increase (decrease) in net assets from operations	$(182,734)	(41,144)	(12,503)	(1,070)	(11,093)

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations, Continued

	Federated Insurance Series
	Federated American Leaders Fund II — Primary Shares	Federated High Income Bond Fund II — Primary Shares	Federated High Income Bond Fund II — Service Shares	Federated International Small Company Fund II	Federated Utility Fund II
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$8,625	50,251	4,166	—	21,309
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	2,291	1,715	—	—	1,109
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	2,675	1,895	432	160	1,455
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—	—	1	1	—

Net investment income (expense)	3,659	46,641	3,733	(161)	18,745

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(111,282)	(41,170)	(1,081)	(273)	(78,301)
Unrealized appreciation (depreciation)	(69,027)	(2,520)	(2,475)	(4,146)	(52,455)
Capital gain distributions	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(180,309)	(43,690)	(3,556)	(4,419)	(130,756)

Increase (decrease) in net assets from operations	$(176,650)	2,951	177	(4,580)	(112,011)

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations, Continued

	Fidelity Variable Insurance Products Fund (“VIP”)					Fidelity Variable Insurance Products Fund II (“VIP II”)			Fidelity Variable Insurance Products Fund III (“VIP III”)
	VIP Equity- Income Portfolio	VIP Equity- Income Portfolio — Service Class 2	VIP Growth Portfolio	VIP Growth Portfolio — Service Class 2	VIP Overseas Portfolio	VIP II Asset ManagerSM Portfolio	VIP II Contrafund® Portfolio	VIP II Contrafund® Portfolio — Service Class 2	VIP III Growth & Income Portfolio	VIP III Growth & Income Portfolio — Service Class 2	VIP III Growth Opportunities Portfolio	VIP III Mid Cap Portfolio — Service Class 2
	Year ended December 31, 2002					Year ended December 31, 2002			Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$122,763	4,119	17,485	563	12,955	148,492	47,019	1,636	16,702	1,624	3,892	1,271
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	40,479	—	35,553	—	9,954	24,612	20,240	—	2,496	—	883	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	8,363	2,638	11,657	3,599	1,245	1,641	20,245	2,203	7,147	963	1,621	2,051
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—	7	—	9	—	—	—	24	—	2	—	10

Net investment income (expense)	73,921	1,474	(29,725)	(3,045)	1,756	122,239	6,534	(591)	7,059	659	1,388	(790)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(341,712)	(20,439)	(1,045,717)	(34,243)	(286,045)	(179,545)	(302,619)	(4,581)	(147,734)	(6,596)	(50,841)	(4,285)
Unrealized appreciation (depreciation)	(1,254,387)	(70,983)	(1,469,114)	(168,528)	(75,174)	(327,106)	(329,479)	(29,449)	(148,095)	(20,905)	(42,459)	(29,396)
Capital gain distributions	167,093	5,936	—	—	—	—	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(1,429,006)	(85,486)	(2,514,831)	(202,771)	(361,219)	(506,651)	(632,098)	(34,030)	(295,829)	(27,501)	(93,300)	(33,681)

Increase (decrease) in net assets from operations	$(1,355,085)	(84,012)	(2,544,556)	(205,816)	(359,463)	(384,412)	(625,564)	(34,621)	(288,770)	(26,842)	(91,912)	(34,471)

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations, Continued

	GE Investments Funds, Inc.
	Global Income Fund	Income Fund	International Equity Fund	Mid-Cap Value Equity Fund	Money Market Fund	Premier Growth Equity Fund	Real Estate Securities Fund	S&P 500® Index Fund	Small-Cap Value Equity Fund	Total Return Fund	U.S. Equity Fund	Value Equity Fund
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$1,467	67,227	5,363	13,876	163,838	486	54,205	140,919	836	42,758	9,766	1,227
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	532	3,336	872	2,310	21,760	1,276	3,443	26,464	—	8,121	604	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	799	5,545	2,197	8,055	56,505	5,545	4,277	47,990	1,459	4,330	7,025	710
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—	5	—	31	27	6	—	48	20	—	17	9

Net investment income (expense)	136	58,341	2,294	3,480	85,546	(6,341)	46,485	66,417	(643)	30,307	2,120	508

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	2,915	16,550	(62,002)	(35,184)	—	(96,914)	22,200	(1,727,923)	(7,005)	(62,949)	(68,730)	(2,870)
Unrealized appreciation (depreciation)	23,591	8,676	(62,868)	(215,406)	(1)	(137,393)	(162,755)	(1,101,313)	(35,175)	(174,796)	(159,840)	(21,062)
Capital gain distributions	—	28,513	—	8,675	61	5	63,157	17,816	1,618	17,857	—	—

Net realized and unrealized gain (loss) on investments	26,506	53,739	(124,870)	(241,915)	60	(234,302)	(77,398)	(2,811,420)	(40,562)	(219,888)	(228,570)	(23,932)

Increase (decrease) in net assets from operations	$26,642	112,080	(122,576)	(238,435)	85,606	(240,643)	(30,913)	(2,745,003)	(41,205)	(189,581)	(226,450)	(23,424)

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations, Continued

	Goldman Sachs Variable Insurance Trust (VIT)		Janus Aspen Series
	Goldman Sachs Growth and Income Fund	Goldman Sachs Mid Cap Value Fund	Aggressive Growth Portfolio	Aggressive Growth Portfolio — Service Shares	Balanced Portfolio	Balanced Portfolio — Service Shares	Capital Appreciation Portfolio	Capital Appreciation Portfolio — Service Shares	Flexible Income Portfolio	Global Life Sciences Portfolio — Service Shares	Global Technology Portfolio — Service Shares
	Year ended December 31, 2002		Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$3,145	15,072	—	—	129,035	19,844	15,533	520	30,698	—	—
Expenses — Mortality and expense risk charges and administrative expenses —Type I (note 4a)	180	3,223	13,451	—	13,242	—	3,001	—	1,393	333	241
Expenses — Mortality and expense risk charges and administrative expenses —Type II (note 4a)	874	7,441	13,359	1,054	23,439	6,068	16,008	1,053	2,924	915	663
Expenses — Mortality and expense risk charges and administrative expenses —Type III (note 4a)	—	—	—	23	—	13	—	27	—	1	2

Net investment income (expense)	2,091	4,408	(26,810)	(1,077)	92,354	13,763	(3,476)	(560)	26,381	(1,249)	(906)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(14,232)	(19,411)	(1,335,017)	(11,449)	(107,118)	(13,777)	(383,581)	(3,746)	4,255	(9,052)	(35,755)
Unrealized appreciation (depreciation)	(2,257)	(125,348)	(2,285)	(35,419)	(374,750)	(70,771)	(98,199)	(23,171)	28,624	(53,578)	(32,533)
Capital gain distributions	—	4,397	—	—	—	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(16,489)	(140,362)	(1,337,302)	(46,868)	(481,868)	(84,548)	(481,780)	(26,917)	32,879	(62,630)	(68,288)

Increase (decrease) in net assets from operations	$(14,398)	(135,954)	(1,364,112)	(47,945)	(389,514)	(70,785)	(485,256)	(27,477)	59,260	(63,879)	(69,194)

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations, Continued

	Janus Aspen Series (continued)
	Growth Portfolio	Growth Portfolio — Service Shares	International Growth Portfolio	International Growth Portfolio — Service Shares	Worldwide Growth Portfolio	Worldwide Growth Portfolio — Service Shares
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—	19,724	1,067	63,387	1,650
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	17,929	—	5,455	—	27,193	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	18,226	958	10,571	861	22,519	1,536
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—	1	—	24	—	23

Net investment income (expense)	(36,155)	(959)	3,698	182	13,675	91

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(919,591)	(12,046)	(403,922)	(12,288)	(837,311)	(12,658)
Unrealized appreciation (depreciation)	(706,608)	(32,212)	(317,468)	(29,126)	(1,347,556)	(58,058)
Capital gain distributions	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(1,626,199)	(44,258)	(721,390)	(41,414)	(2,184,867)	(70,716)

Increase (decrease) in net assets from operations	$(1,662,354)	(45,217)	(717,692)	(41,232)	(2,171,192)	(70,625)

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations, Continued

	MFS® Variable Insurance Trust
	MFS® Investors Growth Stock Series — Service Class Shares	MFS® Investors Trust Series — Service Class Shares	MFS® New Discovery Series — Service Class Shares	MFS® Utilities Series — Service Class Shares
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	312	—	4,358
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	693	542	818	1,344
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	2	—	7	1

Net investment income (expense)	(695)	(230)	(825)	3,013

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(5,262)	(3,002)	(5,792)	(21,871)
Unrealized appreciation (depreciation)	(27,178)	(15,965)	(44,296)	(30,887)
Capital gain distributions	—	—	—	—

Net realized and unrealized gain (loss) on investments	(32,440)	(18,967)	(50,088)	(52,758)

Increase (decrease) in net assets from operations	$(33,135)	(19,197)	(50,913)	(49,745)

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations, Continued

	Oppenheimer Variable Account Funds
	Oppenheimer Aggressive Growth Fund/VA	Oppenheimer Bond Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Securities Fund/VA — Service Shares	Oppenheimer High Income Fund/VA	Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	Oppenheimer Multiple Strategies Fund/VA
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$24,479	82,187	28,136	1,000	298,116	1,283	47,865
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	18,969	4,092	21,193	—	11,855	—	6,172
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	5,887	4,045	10,624	1,572	7,932	1,829	3,092
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—	—	—	8	—	12	—

Net investment income (expense)	(377)	74,050	(3,681)	(580)	278,329	(558)	38,601

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(763,295)	(17,377)	(469,729)	(10,239)	(209,052)	(8,741)	(57,646)
Unrealized appreciation (depreciation)	(479,208)	38,443	(1,078,296)	(48,243)	(167,217)	(52,934)	(161,485)
Capital gain distributions	—	—	—	—	—	—	19,867

Net realized and unrealized gain (loss) on investments	(1,242,503)	21,066	(1,548,025)	(58,482)	(376,269)	(61,675)	(199,264)

Increase (decrease) in net assets from operations	$(1,242,880)	95,116	(1,551,706)	(59,062)	(97,940)	(62,233)	(160,663)

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations, Continued

	PBHG Insurance Series Fund, Inc.		PIMCO Variable Insurance Trust
	PBHG Growth II Portfolio	PBHG Large Cap Growth Portfolio	Foreign Bond Portfolio — Administrative Class Shares	High Yield Portfolio — Administrative Class Shares	Long-Term U.S. Government Portfolio — Administrative Class Shares	Total Return Portfolio — Administrative Class Shares
	Year ended December 31, 2002		Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$—	—	621	10,476	11,303	19,754
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	1,385	1,884	—	—	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	3,082	2,905	118	712	1,913	2,641
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—	—	2	8	5	33

Net investment income (expense)	(4,467)	(4,789)	501	9,756	9,385	17,080

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(246,955)	(112,067)	110	(3,060)	2,442	1,520
Unrealized appreciation (depreciation)	10,369	(132,047)	770	(6,663)	9,838	18,508
Capital gain distributions	—	—	120	—	20,582	9,747

Net realized and unrealized gain (loss) on investments	(236,586)	(244,114)	1,000	(9,723)	32,862	29,775

Increase (decrease) in net assets from operations	$(241,053)	(248,903)	1,501	33	42,247	46,855

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Operations, Continued

	Rydex Variable Trust	Salomon Brothers Variable Series Funds Inc			Van Kampen Life Investment Trust
	OTC Fund	Investors Fund	Strategic Bond Fund	Total Return Fund	Comstock Portfolio — Class II Shares	Emerging Growth Portfolio — Class II Shares
	Year ended December 31, 2002	Year ended December 31, 2002			Period from May 1, 2002 to December 31, 2002	Period from May 1, 2002 to December 31, 2002
Investment income:
Income — Ordinary dividends	$—	7,396	22,996	2,211	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type I (note 4a)	—	2,070	623	376	—	—
Expenses — Mortality and expense risk charges and administrative expenses — Type II (note 4a)	215	2,683	2,252	515	6	—
Expenses — Mortality and expense risk charges and administrative expenses — Type III (note 4a)	—	—	—	—	1	—

Net investment income (expense)	(215)	2,643	20,121	1,320	(7)	—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(4,078)	(85,064)	2,816	(6,565)	316	(3)
Unrealized appreciation (depreciation)	(11,031)	(121,129)	10,293	(5,710)	(12)	(12)
Capital gain distributions	—	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	(15,109)	(206,193)	13,109	(12,275)	304	(15)

Increase (decrease) in net assets from operations	$(15,324)	(203,550)	33,230	(10,955)	297	(15)

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets

	AIM Variable Insurance Funds						The Alger American Fund
	AIM V.I. Capital Appreciation Fund — Series I Shares		AIM V.I. Growth Fund — Series I Shares		AIM V.I. Premier Equity Fund — Series I Shares		Alger American Growth Portfolio		Alger American Small Capitalization Portfolio
	Year ended December 31,		Year ended December 31, 2002	Period from February 9, 2001 to December 31, 2001	Year ended December 31, 2002	Period from February 19, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31,
	2002	2001					2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(731)	(308)	(761)	(135)	(474)	(303)	(22,536)	(22,192)	(9,333)	(9,886)
Net realized gain (loss)	(19,227)	(1,557)	(23,737)	(1,284)	(39,459)	(1,319)	(945,545)	(640,911)	(440,087)	(525,268)
Unrealized appreciation (depreciation) on investments	(7,360)	(8,874)	(15,187)	(6,274)	(31,363)	(5,561)	(450,695)	(576,288)	12,635	(54,181)
Capital gain distributions	—	7,510	—	—	—	2,806	—	552,329	—	—

Increase (decrease) in net assets from operations	(27,318)	(3,229)	(39,685)	(7,693)	(71,296)	(4,377)	(1,418,776)	(687,062)	(436,785)	(589,335)

From capital transactions:
Net premiums	89,273	90,280	113,543	67,056	199,692	136,367	579,215	928,250	337,743	482,385
Loan interest	—	—	1	—	(29)	—	(3,507)	(1,317)	(974)	(124)
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	—	—	—	—	(2,058)	—	(17,526)	(2,553)	—	—
Surrenders	(1,257)	—	(290)	—	(154)	(1,539)	(130,875)	(114,291)	(33,620)	(47,241)
Loans	(324)	—	—	150	(1,182)	—	(14,833)	(40,844)	(8,349)	(18,127)
Cost of insurance and administrative expenses (note 4a)	(31,942)	(13,980)	(33,274)	(15,892)	(51,042)	(20,116)	(399,992)	(455,410)	(173,349)	(168,872)
Transfers (to) from the Guarantee Account	(1,413)	(322)	(3,399)	201	(5,632)	(81)	4,884	(10,598)	3,392	4,836
Transfers (to) from other subaccounts	2,109	24,915	7,478	39,292	9,457	42,628	(458,973)	500,590	30,798	82,119

Increase (decrease) in net assets from capital transactions (note 5)	56,446	100,893	84,059	90,807	149,052	157,259	(441,607)	803,827	155,641	334,976

Increase (decrease) in net assets	29,128	97,664	44,374	83,114	77,756	152,882	(1,860,383)	116,765	(281,144)	(254,359)
Net assets at beginning of year	97,698	34	83,114	—	152,882	—	4,443,604	4,326,839	1,470,818	1,725,177

Net assets at end of year	$126,826	97,698	127,488	83,114	230,638	152,882	2,583,221	4,443,604	1,189,674	1,470,818

Changes in units (note 5):
Units purchased	18,496	18,779	27,293	19,155	30,407	21,988	37,018	58,530	41,424	50,758
Units redeemed	(6,785)	(2,279)	(7,569)	(2,858)	(7,918)	(2,660)	(65,553)	(25,168)	(24,311)	(21,073)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	11,711	16,500	19,724	16,297	22,489	19,328	(28,535)	33,361	17,113	29,685

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	Alliance Variable Products Series Fund, Inc.						Dreyfus
	Growth and Income Portfolio — Class B		Premier Growth Portfolio — Class B		Quasar Portfolio — Class B		Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares		The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
	Year ended December 31, 2002	Period from February 6, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from February 8, 2001 to December 31, 2001	Year ended December 31, 2002	Period from April 6, 2001 to December 31, 2001	Year ended December 31,
			2002	2001					2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(497)	(403)	(822)	(478)	(224)	(87)	202	19	(116)	(82)
Net realized gain (loss)	(31,798)	(1,604)	(11,354)	(1,431)	(3,032)	(723)	(224)	(18)	(3,176)	(728)
Unrealized appreciation (depreciation) on investments	(174,642)	(7,562)	(28,968)	(8,996)	(9,247)	(488)	(1,048)	383	(7,801)	(1,305)
Capital gain distributions	24,203	6,702	—	4,460	—	391	—	—	—	—

Increase (decrease) in net assets from operations	(182,734)	(2,867)	(41,144)	(6,445)	(12,503)	(907)	(1,070)	384	(11,093)	(2,115)

From capital transactions:
Net premiums	535,852	298,144	68,278	76,621	33,412	18,293	35,095	8,227	29,072	31,492
Loan interest	(62)	—	(7)	—	—	—	—	—	—	—
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	(596)	—	—	—	(876)	—	—	—	—	—
Surrenders	(846)	—	(974)	(2,095)	(350)	—	(60)	—	(58)	(1,444)
Loans	(2,944)	(85)	—	(2,271)	—	—	—	—	—	—
Cost of insurance and administrative expenses (note 4a)	(104,389)	(31,212)	(22,785)	(9,569)	(8,619)	(3,938)	(9,376)	(1,045)	(10,957)	(5,039)
Transfers (to) from the Guarantee Account	342	(458)	(113)	64	73	(8)	(137)	(51)	3	1
Transfers (to) from other subaccounts	89,219	168,984	7,729	58,865	4,062	10,429	5,412	517	4,469	3,691

Increase (decrease) in net assets from capital transactions (note 5)	516,576	435,373	52,128	121,615	27,702	24,776	30,934	7,648	22,529	28,701

Increase (decrease) in net assets	333,842	432,506	10,984	115,170	15,199	23,869	29,864	8,032	11,436	26,586
Net assets at beginning of year	432,506	—	115,203	33	23,869	—	8,032	—	26,620	34

Net assets at end of year	$766,348	432,506	126,187	115,203	39,068	23,869	37,896	8,032	38,056	26,620

Changes in units (note 5):
Units purchased	65,956	45,670	14,036	18,174	6,258	3,815	4,412	1,029	5,759	4,865
Units redeemed	(11,484)	(3,059)	(4,389)	(1,869)	(1,644)	(523)	(1,028)	(123)	(1,891)	(896)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	54,472	42,611	9,647	16,305	4,614	3,292	3,384	906	3,868	3,969

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	Federated Insurance Series
	Federated American Leaders Fund II — Primary Shares		Federated High Income Bond Fund II — Primary Shares		Federated High Income Bond Fund II — Service Shares		Federated International Small Company Fund II		Federated Utility Fund II
	Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from March 27, 2001 to December 31, 2001	Year ended December 31, 2002	Period from February 6, 2001 to December 31, 2001	Year ended December 31,
	2002	2001	2002	2001					2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$3,659	4,799	46,641	40,527	3,733	(118)	(161)	(34)	18,745	11,710
Net realized gain (loss)	(111,282)	(8,386)	(41,170)	(19,309)	(1,081)	(78)	(273)	(40)	(78,301)	(12,211)
Unrealized appreciation (depreciation) on investments	(69,027)	(44,740)	(2,520)	(24,033)	(2,475)	(419)	(4,146)	404	(52,455)	(70,258)
Capital gain distributions	—	4,548	—	—	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(176,650)	(43,779)	2,951	(2,815)	177	(615)	(4,580)	330	(112,011)	(70,759)

From capital transactions:
Net premiums	104,584	204,398	107,813	121,671	58,834	17,541	12,611	21,728	45,912	122,890
Loan interest	(2,058)	(180)	(1,444)	2	—	—	—	—	(54)	(17)
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	(104,469)	—	—	—	—	—	—	—	—	—
Surrenders	(45,619)	(64,962)	(34,373)	(15,555)	(125)	—	—	—	(76,212)	(1,751)
Loans	69,592	(29,813)	53,436	(10,255)	—	—	—	—	(2,927)	(21,789)
Cost of insurance and administrative expenses (note 4a)	(71,416)	(76,221)	(69,468)	(49,338)	(13,624)	(3,143)	(2,606)	(556)	(38,946)	(39,623)
Transfers (to) from the Guarantee Account	6,225	2,093	2	128	77	(357)	49	157	13,077	(2,527)
Transfers (to) from other subaccounts	3,734	108,765	69,312	79,362	1,932	21,382	823	116	3,630	37,805

Increase (decrease) in net assets from capital transactions (note 5)	(39,427)	144,080	125,278	126,015	47,094	35,423	10,877	21,445	(55,520)	94,988

Increase (decrease) in net assets	(216,077)	100,301	128,229	123,200	47,271	34,808	6,297	21,775	(167,531)	24,229
Net assets at beginning of year	806,050	705,749	468,223	345,023	34,808	—	21,775	—	451,135	426,906

Net assets at end of year	$589,973	806,050	596,452	468,223	82,079	34,808	28,072	21,775	283,604	451,135

Changes in units (note 5):
Units purchased	13,649	17,053	15,873	13,356	6,454	4,054	2,365	3,729	3,600	9,290
Units redeemed	(17,151)	(9,321)	(7,248)	(4,992)	(1,460)	(327)	(459)	(94)	(8,585)	(3,652)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(3,502)	7,732	8,625	8,364	4,994	3,727	1,906	3,635	(4,985)	5,638

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	Fidelity Variable Insurance Products Fund (“VIP”)
	VIP Equity- Income Portfolio		VIP Equity- Income Portfolio — Service Class 2		VIP Growth Portfolio		VIP Growth Portfolio — Service Class 2		VIP Overseas Portfolio
	Year ended December 31,		Year ended December 31, 2002	Period from January 24, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from January 24, 2001 to December 31, 2001	Year ended December 31,
	2002	2001			2002	2001			2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$73,921	74,342	1,474	(650)	(29,725)	(55,883)	(3,045)	(1,483)	1,756	91,586
Net realized gain (loss)	(341,712)	(18,170)	(20,439)	(1,555)	(1,045,717)	(617,911)	(34,243)	(4,153)	(286,045)	(138,056)
Unrealized appreciation (depreciation) on investments	(1,254,387)	(877,761)	(70,983)	(1,137)	(1,469,114)	(1,874,368)	(168,528)	(15,912)	(75,174)	(619,667)
Capital gain distributions	167,093	363,289	5,936	86	—	662,803	—	30	—	167,022

Increase (decrease) in net assets from operations	(1,355,085)	(458,300)	(84,012)	(3,256)	(2,544,556)	(1,885,359)	(205,816)	(21,518)	(359,463)	(499,115)

From capital transactions:
Net premiums	839,089	1,118,104	290,251	182,605	1,080,606	1,529,238	449,108	304,507	244,501	331,330
Loan interest	(13,644)	(11,426)	(99)	—	(12,502)	(8,246)	67	—	(2,509)	(2,307)
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	(25,663)	(1,602)	—	—	(75,913)	(479)	—	—	(471)	(1,189)
Surrenders	(537,604)	(194,252)	(624)	(1,595)	(458,545)	(331,207)	(26,366)	(726)	(139,132)	(71,236)
Loans	32,185	(97,491)	2,173	(83)	(10,294)	(72,721)	783	(2,211)	33,052	(26,364)
Cost of insurance and administrative expenses (note 4a)	(639,715)	(606,262)	(62,981)	(17,063)	(683,349)	(764,274)	(87,874)	(34,692)	(141,084)	(145,824)
Transfers (to) from the Guarantee Account	5,921	(3,345)	(202)	(2,452)	13,363	14,290	(1,677)	420	(293)	(1,352)
Transfers (to) from other subaccounts	(36,416)	265,741	55,089	93,570	(323,135)	(63,123)	41,335	187,635	(58,011)	(41,347)

Increase (decrease) in net assets from capital transactions (note 5)	(375,847)	469,467	283,607	254,982	(469,769)	303,478	375,376	454,933	(63,947)	41,711

Increase (decrease) in net assets	(1,730,932)	11,167	199,595	251,726	(3,014,325)	(1,581,881)	169,560	433,415	(423,410)	(457,404)
Net assets at beginning of year	7,758,132	7,746,965	251,726	—	8,378,897	9,960,778	433,415	—	1,756,019	2,213,423

Net assets at end of year	$6,027,200	7,758,132	451,321	251,726	5,364,572	8,378,897	602,975	433,415	1,332,609	1,756,019

Changes in units (note 5):
Units purchased	21,541	27,421	37,039	27,669	24,706	21,062	75,524	65,820	13,287	7,663
Units redeemed	(30,968)	(18,052)	(6,790)	(1,877)	(35,753)	(17,079)	(17,548)	(5,032)	(16,335)	(6,667)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(9,427)	9,369	30,249	25,792	(11,047)	3,983	57,976	60,788	(3,048)	996

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	Fidelity Variable Insurance Products Fund II (“VIP II”)						Fidelity Variable Insurance Products Fund III (“VIP III”)
	VIP II Asset ManagerSM Portfolio		VIP II Contrafund® Portfolio		VIP II Contrafund® Portfolio — Service Class 2		VIP III Growth & Income Portfolio		VIP III Growth & Income Portfolio — Service Class 2		VIP III Growth Opportunities Portfolio		VIP III Mid Cap Portfolio — Service Class 2
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from January 18, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001			2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$122,239	150,241	6,534	5,207	(591)	(507)	7,059	6,770	659	(388)	1,388	(1,456)	(790)	(277)
Net realized gain (loss)	(179,545)	(92,739)	(302,619)	(250,115)	(4,581)	(796)	(147,734)	(48,530)	(6,596)	(459)	(50,841)	(47,931)	(4,285)	(197)
Unrealized appreciation (depreciation) on investments	(327,106)	(351,254)	(329,479)	(758,337)	(29,449)	2,083	(148,095)	(134,587)	(20,905)	(800)	(42,459)	(19,350)	(29,396)	5,221
Capital gain distributions	—	67,666	—	167,353	—	3	—	51,628	—	3	—	—	—	—

Increase (decrease) in net assets from operations	(384,412)	(226,086)	(625,564)	(835,892)	(34,621)	783	(288,770)	(124,719)	(26,842)	(1,644)	(91,912)	(68,737)	(34,471)	4,747

From capital transactions:
Net premiums	373,254	419,495	797,726	1,165,439	285,056	177,998	422,828	456,163	98,511	104,157	86,264	181,609	291,970	93,186
Loan interest	(7,896)	(2,904)	(7,602)	(6,427)	(109)	—	(1,506)	(180)	—	—	(189)	(211)	(2)	—
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	(3,105)	(1,952)	(3,449)	(15,585)	—	—	—	(14,248)	—	—	—	(3,491)	—	—
Surrenders	(170,574)	(297,502)	(215,407)	(180,932)	(1,502)	(97)	(73,237)	(57,727)	(13,244)	—	(15,233)	(17,866)	(482)	—
Loans	9,086	(8,657)	(25,636)	(43,956)	(1,721)	—	(1,674)	(24,862)	—	—	(8,593)	5,378	(2,625)	—
Cost of insurance and administrative expenses (note 4a)	(281,231)	(275,158)	(591,119)	(561,176)	(70,109)	(22,266)	(208,390)	(201,914)	(29,672)	(11,954)	(57,105)	(64,050)	(59,548)	(10,455)
Transfers (to) from the Guarantee Account	422	4,408	15,678	(6,607)	(1,355)	174	(689)	1,017	89	(763)	(1,201)	329	378	(1,637)
Transfers (to) from other subaccounts	(77,126)	(35,466)	(34,274)	193,659	66,331	35,345	73,151	34,649	9,743	27,502	(15,000)	(8,050)	95,779	32,364

Increase (decrease) in net assets from capital transactions (note 5)	(157,170)	(197,736)	(64,083)	544,415	276,591	191,154	210,483	192,898	65,427	118,942	(11,057)	93,648	325,470	113,458

Increase (decrease) in net assets	(541,582)	(423,822)	(689,647)	(291,477)	241,970	191,937	(78,287)	68,179	38,585	117,298	(102,969)	24,911	290,999	118,205
Net assets at beginning of year	4,081,481	4,505,303	5,925,678	6,217,155	191,971	34	1,348,459	1,280,280	117,298	—	416,265	391,354	118,239	34

Net assets at end of year	$3,539,899	4,081,481	5,236,031	5,925,678	433,941	191,971	1,270,172	1,348,459	155,883	117,298	313,296	416,265	409,238	118,239

Changes in units (note 5):
Units purchased	14,638	14,875	40,656	46,883	44,427	26,470	29,091	31,971	13,692	15,018	9,825	15,140	42,232	13,474
Units redeemed	(20,671)	(22,043)	(44,703)	(27,875)	(9,285)	(2,774)	(16,705)	(19,472)	(5,428)	(1,363)	(10,947)	(7,584)	(6,818)	(1,122)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(6,033)	(7,168)	(4,047)	19,008	35,142	23,696	12,386	12,499	8,264	13,655	(1,122)	7,556	35,414	12,352

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	GE Investments Funds, Inc.
	Global Income Fund		Income Fund		International Equity Fund		Mid-Cap Value Equity Fund		Money Market Fund		Premier Growth Equity Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$136	(953)	58,341	31,953	2,294	1,329	3,480	1,957	85,546	261,435	(6,341)	(4,635)
Net realized gain (loss)	2,915	(439)	16,550	8,257	(62,002)	(23,637)	(35,184)	11,651	—	—	(96,914)	(31,948)
Unrealized appreciation (depreciation) on investments	23,591	(2,041)	8,676	4,061	(62,868)	(69,841)	(215,406)	(51,905)	(1)	—	(137,393)	(63,850)
Capital gain distributions	—	—	28,513	—	—	1,787	8,675	49,463	61	—	5	27,619

Increase (decrease) in net assets from operations	26,642	(3,433)	112,080	44,271	(122,576)	(90,362)	(238,435)	11,166	85,606	261,435	(240,643)	(72,814)

From capital transactions:
Net premiums	24,465	49,071	139,754	218,541	108,065	163,122	568,716	440,256	4,986,265	10,363,439	403,028	452,145
Loan interest	(31)	—	(2,844)	241	(82)	94	(851)	720	14,750	(1,929)	(459)	(442)
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	(30,396)	—	—	—	—	—	(83,832)	(9,928)	(22,442)	(18,829)	—	—
Surrenders	(3,771)	(231)	(30,171)	(19,467)	(4,876)	1,521	(46,875)	(6,251)	(964,897)	(525,461)	(43,790)	(6,043)
Loans	(3,471)	(168)	(8,989)	(65,525)	789	(2,509)	(3,103)	(4,587)	5,925	(416,073)	(11,413)	(22,764)
Cost of insurance and administrative expenses (note 4a)	(20,841)	(13,499)	(134,837)	(62,355)	(43,355)	(35,400)	(192,708)	(122,026)	(1,250,385)	(973,595)	(181,471)	(143,575)
Transfers (to) from the Guarantee Account	226	12	(158)	540	317	(407)	24,874	(5,375)	(92,637)	28,566	968	(2,700)
Transfers (to) from other subaccounts	115,151	3,620	1,545,345	109,924	81,561	25,090	72,598	314,907	(407,465)	(6,345,494)	100,458	124,023

Increase (decrease) in net assets from capital transactions (note 5)	81,332	38,805	1,508,100	181,899	142,419	151,511	338,819	607,716	2,269,114	2,110,624	267,321	400,644

Increase (decrease) in net assets	107,974	35,372	1,620,180	226,170	19,843	61,149	100,384	618,882	2,354,720	2,372,059	26,678	327,830
Net assets at beginning of year	138,848	103,476	771,039	544,869	426,036	364,887	1,404,439	785,557	9,811,156	7,439,097	945,780	617,950

Net assets at end of year	$246,822	138,848	2,391,219	771,039	445,879	426,036	1,504,823	1,404,439	12,165,876	9,811,156	972,458	945,780

Changes in units (note 5):
Units purchased	12,484	5,018	129,104	27,837	16,755	13,357	44,681	43,940	252,091	549,699	55,377	55,380
Units redeemed	(5,232)	(1,323)	(13,549)	(12,478)	(4,251)	(2,667)	(22,794)	(8,300)	(133,181)	(439,262)	(26,082)	(16,611)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	7,252	3,695	115,555	15,359	12,504	10,690	21,887	35,640	118,910	110,437	29,295	38,769

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	GE Investments Funds, Inc. (continued)
	Real Estate Securities Fund		S&P 500® Index Fund		Small-Cap Value Equity Fund		Total Return Fund		U.S. Equity Fund		Value Equity Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from February 6, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from February 8, 2001 to December 31, 2001
	2002	2001	2002	2001			2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$46,485	27,361	66,417	41,037	(643)	37	30,307	17,205	2,120	349	508	244
Net realized gain (loss)	22,200	21,020	(1,727,923)	(241,043)	(7,005)	138	(62,949)	(69,715)	(68,730)	(38,750)	(2,870)	(235)
Unrealized appreciation (depreciation) on investments	(162,755)	25,627	(1,101,313)	(1,390,103)	(35,175)	5,001	(174,796)	(168,952)	(159,840)	(64,708)	(21,062)	381
Capital gain distributions	63,157	9,374	17,816	142,797	1,618	2,827	17,857	22,821	—	4,651	—	—

Increase (decrease) in net assets from operations	(30,913)	83,382	(2,745,003)	(1,447,312)	(41,205)	8,003	(189,581)	(198,641)	(226,450)	(98,458)	(23,424)	390

From capital transactions:
Net premiums	199,114	180,106	3,328,185	3,715,507	299,643	88,486	232,709	473,317	309,599	339,189	109,363	63,094
Loan interest	(262)	(39)	(9,223)	(5,026)	(37)	—	(5,509)	(1,352)	(3,955)	(3,354)	—	—
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	—	(5,470)	(95,258)	(3,222)	—	—	(5,887)	(14,229)	(1,588)	(413)	—	—
Surrenders	(11,354)	(27,417)	(468,397)	(343,512)	(238)	—	(52,014)	(2,358,024)	(50,147)	(7,880)	(1,120)	—
Loans	(4,510)	(1,285)	(33,701)	(118,177)	(2,628)	(1,095)	(21,797)	(66,062)	(10,082)	(8,626)	—	—
Cost of insurance and administrative expenses (note 4a)	(138,970)	(94,415)	(1,441,795)	(1,287,498)	(49,450)	(8,524)	(187,969)	(445,803)	(141,193)	(110,537)	(23,948)	(6,363)
Transfers (to) from the Guarantee Account	752	(120)	(61,607)	(8,482)	(813)	(1,564)	423	468	1,932	(3,744)	105	(199)
Transfers (to) from other subaccounts	215,422	129,420	(242,512)	765,706	32,556	19,639	135,478	29,095	(147,095)	142,407	15,203	18,310

Increase (decrease) in net assets from capital transactions (note 5)	260,192	180,780	975,692	2,715,296	279,033	96,942	95,434	(2,382,590)	(42,529)	347,042	99,603	74,842

Increase (decrease) in net assets	229,279	264,162	(1,769,311)	1,267,984	237,828	104,945	(94,147)	(2,581,231)	(268,979)	248,584	76,179	75,232
Net assets at beginning of year	970,193	706,031	11,513,231	10,245,247	104,945	—	1,835,803	4,417,034	1,281,796	1,033,212	75,232	—

Net assets at end of year	$1,199,472	970,193	9,743,920	11,513,231	342,773	104,945	1,741,656	1,835,803	1,012,817	1,281,796	151,411	75,232

Changes in units (note 5):
Units purchased	18,362	14,400	89,539	86,260	30,348	9,607	9,454	12,721	11,272	41,294	14,758	9,027
Units redeemed	(6,870)	(5,984)	(61,626)	(33,829)	(4,783)	(854)	(7,014)	(73,061)	(12,811)	(11,216)	(2,970)	(706)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	11,492	8,416	27,913	52,431	25,565	8,753	2,440	60,340	(1,539)	30,078	11,788	8,331

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	Goldman Sachs Variable Insurance Trust (VIT)				Janus Aspen Series
	Goldman Sachs Growth and Income Fund		Goldman Sachs Mid Cap Value Fund		Aggressive Growth Portfolio		Aggressive Growth Portfolio — Service Shares		Balanced Portfolio
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from January 24, 2001 to December 31, 2001	Year ended December 31,
	2002	2001	2002	2001	2002	2001			2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$2,091	(256)	4,408	4,810	(26,810)	(39,597)	(1,077)	(421)	92,354	102,560
Net realized gain (loss)	(14,232)	(3,274)	(19,411)	36,070	(1,335,017)	(2,163,009)	(11,449)	(3,531)	(107,118)	(31,657)
Unrealized appreciation (depreciation) on investments	(2,257)	(7,580)	(125,348)	3,206	(2,285)	(945,349)	(35,419)	(15,833)	(374,750)	(345,870)
Capital gain distributions	—	—	4,397	58,096	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(14,398)	(11,110)	(135,954)	102,182	(1,364,112)	(3,147,955)	(47,945)	(19,785)	(389,514)	(274,967)

From capital transactions:
Net premiums	20,197	28,803	215,145	253,541	1,116,664	1,615,157	137,320	124,909	694,557	1,373,979
Loan interest	(109)	(18)	(2,876)	(1,001)	526	(4,092)	(3)	—	(6,733)	(3,730)
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	—	—	(17,128)	—	(973)	(3,010)	—	—	(28,253)	(743)
Surrenders	(1,084)	(752)	(2,003)	(1,594)	(206,158)	(243,562)	(608)	(134)	(103,532)	(67,646)
Loans	236	63	(8,406)	(10,992)	9,706	(106,022)	(160)	—	36,222	(114,790)
Cost of insurance and administrative expenses (note 4a)	(16,522)	(14,523)	(147,890)	(74,000)	(533,842)	(641,796)	(38,572)	(18,502)	(540,149)	(461,382)
Transfers (to) from the Guarantee Account	124	33	3,045	(1,666)	2,307	34,140	(296)	(100)	(1,805)	(6,939)
Transfers (to) from other subaccounts	83,620	(797)	207,994	509,256	(332,348)	(384,463)	28,917	30,315	26,177	478,593

Increase (decrease) in net assets from capital transactions (note 5)	86,462	12,809	247,881	673,544	55,882	266,352	126,598	136,488	76,484	1,197,342

Increase (decrease) in net assets	72,064	1,699	111,927	775,726	(1,308,230)	(2,881,603)	78,653	116,703	(313,030)	922,375
Net assets at beginning of year	117,534	115,835	1,290,688	514,962	4,713,923	7,595,526	116,703	—	5,339,103	4,416,728

Net assets at end of year	$189,598	117,534	1,402,615	1,290,688	3,405,693	4,713,923	195,356	116,703	5,026,073	5,339,103

Changes in units (note 5):
Units purchased	14,874	3,779	26,910	66,238	45,151	48,709	43,773	32,269	30,006	77,582
Units redeemed	(2,532)	(2,106)	(11,339)	(7,605)	(42,992)	(41,706)	(10,360)	(3,874)	(26,903)	(27,149)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	12,342	1,673	15,571	58,633	2,159	7,003	33,413	28,395	3,103	50,433

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	Janus Aspen Series (continued)
	Balanced Portfolio — Service Shares		Capital Appreciation Portfolio		Capital Appreciation Portfolio — Service Shares		Flexible Income Portfolio		Global Life Sciences Portfolio — Service Shares		Global Technology Portfolio — Service Shares
	Year ended December 31, 2002	Period from January 8, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from January 24, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31,		Year ended December 31,
			2002	2001			2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$13,763	5,460	(3,476)	17,380	(560)	171	26,381	25,731	(1,249)	(1,372)	(906)	18
Net realized gain (loss)	(13,777)	(1,637)	(383,581)	(389,507)	(3,746)	(1,703)	4,255	3,126	(9,052)	(11,785)	(35,755)	(35,371)
Unrealized appreciation (depreciation) on investments	(70,771)	(8,116)	(98,199)	(485,835)	(23,171)	(5,044)	28,624	518	(53,578)	(21,957)	(32,533)	(26,150)
Capital gain distributions	—	—	—	—	—	—	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(70,785)	(4,293)	(485,256)	(857,962)	(27,477)	(6,576)	59,260	29,375	(63,879)	(35,114)	(69,194)	(61,503)

From capital transactions:
Net premiums	639,428	461,037	671,363	968,237	104,565	122,926	114,685	172,767	46,319	108,333	60,334	88,650
Loan interest	(73)	—	(2,653)	(1,779)	(16)	—	(408)	(134)	(173)	(12)	(85)	(2)
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	(965)	—	(46,431)	(15,260)	—	—	—	—	—	—	—	—
Surrenders	(51,778)	(2,029)	(121,949)	(101,282)	—	—	(18,678)	(47,768)	(727)	(78,530)	(4,324)	(2,622)
Loans	3,925	—	(10,215)	(24,473)	(2,827)	—	2,746	(17,845)	(3,682)	(9,201)	(2,887)	4,544
Cost of insurance and administrative expenses (note 4a)	(126,853)	(39,915)	(343,897)	(397,429)	(33,026)	(12,027)	(62,997)	(43,837)	(21,616)	(16,873)	(21,430)	(15,188)
Transfers (to) from the Guarantee Account	2,805	(1,868)	(352)	7,853	(580)	(1,071)	(94)	339	(190)	799	(1,266)	(626)
Transfers (to) from other subaccounts	64,187	149,570	(201,850)	(210,102)	29,177	19,510	228,576	90,637	25,589	30,827	27,376	(4,188)

Increase (decrease) in net assets from capital transactions (note 5)	530,676	566,795	(55,984)	225,765	97,293	129,338	263,830	154,159	45,520	35,343	57,718	70,568

Increase (decrease) in net assets	459,891	562,502	(541,240)	(632,197)	69,816	122,762	323,090	183,534	(18,359)	229	(11,476)	9,065
Net assets at beginning of year	562,502	—	2,975,951	3,608,148	122,762	—	497,920	314,386	197,717	197,488	145,147	136,082

Net assets at end of year	$1,022,393	562,502	2,434,711	2,975,951	192,578	122,762	821,010	497,920	179,358	197,717	133,671	145,147

Changes in units (note 5):
Units purchased	78,387	65,722	39,376	36,394	19,556	20,983	21,026	17,732	9,658	14,627	28,060	18,557
Units redeemed	(19,851)	(4,514)	(42,639)	(28,203)	(5,245)	(1,771)	(4,988)	(7,377)	(3,519)	(10,996)	(9,190)	(4,380)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	58,536	61,208	(3,263)	8,191	14,311	19,212	16,038	10,355	6,139	3,631	18,870	14,177

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	Janus Aspen Series (continued)
	Growth Portfolio		Growth Portfolio — Service Shares		International Growth Portfolio		International Growth Portfolio — Service Shares		Worldwide Growth Portfolio		Worldwide Growth Portfolio — Service Shares
	Year ended December 31,		Year ended December 31, 2002	Period from February 9, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from February 8, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from January 24, 2001 to December 31, 2001
	2002	2001			2002	2001			2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(36,155)	(43,774)	(959)	(302)	3,698	10,181	182	147	13,675	(21,164)	91	(263)
Net realized gain (loss)	(919,591)	(504,796)	(12,046)	(2,304)	(403,922)	(248,523)	(12,288)	(1,167)	(837,311)	(336,670)	(12,658)	(2,767)
Unrealized appreciation (depreciation) on investments	(706,608)	(1,497,702)	(32,212)	(14,119)	(317,468)	(518,693)	(29,126)	(8,121)	(1,347,556)	(2,197,594)	(58,058)	(9,532)
Capital gain distributions	—	13,341	—	—	—	—	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(1,662,354)	(2,032,931)	(45,217)	(16,725)	(717,692)	(757,035)	(41,232)	(9,141)	(2,171,192)	(2,555,428)	(70,625)	(12,562)

From capital transactions:
Net premiums	1,080,281	1,545,485	95,086	88,364	481,352	803,114	113,549	46,389	1,244,592	1,902,711	191,707	118,480
Loan interest	(5,471)	(2,082)	(143)	—	(3,030)	(2,914)	(54)	—	(7,148)	(2,953)	(1)	—
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	(4,194)	(14,408)	—	—	(71,261)	(2,191)	(1,515)	—	(5,637)	(11,145)	(593)	—
Surrenders	(248,131)	(245,713)	(9,534)	—	(117,703)	(28,009)	(916)	—	(352,037)	(352,727)	(6,416)	(45)
Loans	(1,165)	(85,943)	(2,877)	—	(30,469)	(66,806)	(176)	—	(18,399)	(107,938)	(213)	—
Cost of insurance and administrative expenses (note 4a)	(587,319)	(649,561)	(31,170)	(15,092)	(288,439)	(294,056)	(23,019)	(8,842)	(785,657)	(878,111)	(44,293)	(18,421)
Transfers (to) from the Guarantee Account	4,035	(1,966)	(352)	(750)	25,942	(5,906)	225	655	39,025	7,048	205	(1,256)
Transfers (to) from other subaccounts	(416,652)	(160,612)	578	74,307	(221,851)	231,711	21,666	84,668	(607,412)	(227,079)	42,212	67,045

Increase (decrease) in net assets from capital transactions (note 5)	(178,616)	385,200	51,588	146,829	(225,457)	634,943	109,760	122,870	(492,673)	329,806	182,608	165,803

Increase (decrease) in net assets	(1,840,970)	(1,647,731)	6,371	130,104	(943,149)	(122,092)	68,528	113,729	(2,663,865)	(2,225,622)	111,983	153,241
Net assets at beginning of year	6,041,223	7,688,954	130,104	—	2,698,643	2,820,735	113,729	—	8,529,220	10,754,842	153,241	—

Net assets at end of year	$4,200,253	6,041,223	136,475	130,104	1,755,494	2,698,643	182,257	113,729	5,865,355	8,529,220	265,224	153,241

Changes in units (note 5):
Units purchased	76,583	53,354	16,994	23,243	33,388	47,926	20,378	18,451	54,750	56,499	37,003	25,476
Units redeemed	(89,531)	(39,998)	(7,767)	(2,156)	(50,826)	(18,246)	(3,870)	(1,245)	(78,123)	(46,915)	(8,136)	(2,536)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(12,948)	13,366	9,227	21,087	(17,438)	29,680	16,508	17,206	(23,373)	9,584	28,867	22,940

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	MFS® Variable Insurance Trust
	MFS® Investors Growth Stock Series — Service Class Shares		MFS® Investors Trust Series — Service Class Shares		MFS® New Discovery Series — Service Class Shares		MFS® Utilities Series — Service Class Shares
	Year ended December 31, 2002	Period from January 23, 2001 to December 31, 2001	Year ended December 31, 2002	Period from February 14, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from March 14, 2001 to December 31, 2001
					2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(695)	(133)	(230)	(184)	(825)	(148)	3,013	1,466
Net realized gain (loss)	(5,262)	(319)	(3,002)	(331)	(5,792)	(261)	(21,871)	(4,518)
Unrealized appreciation (depreciation) on investments	(27,178)	3,183	(15,965)	(1,568)	(44,296)	5,912	(30,887)	(30,109)
Capital gain distributions	—	34	—	190	—	23	—	5,580

Increase (decrease) in net assets from operations	(33,135)	2,765	(19,197)	(1,893)	(50,913)	5,526	(49,745)	(27,581)

From capital transactions:
Net premiums	102,212	62,346	45,468	57,502	106,791	42,247	114,752	151,260
Loan interest	(31)	—	(16)	—	—	—	4	—
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	—	—	—	—	—	—	(847)	—
Surrenders	(45)	—	(10)	—	(1,068)	—	(385)	—
Loans	—	—	(2,797)	—	—	—	(271)	(968)
Cost of insurance and administrative expenses (note 4a)	(20,690)	(5,558)	(10,868)	(4,881)	(19,036)	(5,541)	(38,772)	(23,623)
Transfers (to) from the Guarantee Account	(11)	(263)	60	591	(752)	(28)	(48)	448
Transfers (to) from other subaccounts	(9,773)	14,701	(2,203)	21,467	47,370	24,739	(3,324)	89,620

Increase (decrease) in net assets from capital transactions (note 5)	71,662	71,226	29,634	74,679	133,305	61,417	71,109	216,737

Increase (decrease) in net assets	38,527	73,991	10,437	72,786	82,392	66,943	21,364	189,156
Net assets at beginning of year	73,991	—	72,786	—	66,979	36	189,156	—

Net assets at end of year	$112,518	73,991	83,223	72,786	149,371	66,979	210,520	189,156

Changes in units (note 5):
Units purchased	17,723	12,268	6,308	9,590	19,752	8,606	18,639	28,858
Units redeemed	(5,295)	(885)	(2,205)	(593)	(2,576)	(712)	(7,058)	(2,946)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	12,428	11,383	4,103	8,997	17,176	7,894	11,581	25,912

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	Oppenheimer Variable Account Funds
	Oppenheimer Aggressive Growth Fund/VA		Oppenheimer Bond Fund/VA		Oppenheimer Capital Appreciation Fund/VA		Oppenheimer Global Securities Fund/VA — Service Shares		Oppenheimer High Income Fund/VA		Oppenheimer Main Street Growth & Income Fund/VA — Service Shares		Oppenheimer Multiple Strategies Fund/VA
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from January 8, 2001 to December 31, 2001	Year ended December 31,		Year ended December 31, 2002	Period from January 8, 2001 to December 31, 2001	Year ended December 31,
	2002	2001	2002	2001	2002	2001			2002	2001			2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(377)	13,079	74,050	53,360	(3,681)	(5,081)	(580)	(450)	278,329	278,714	(558)	(559)	38,601	41,783
Net realized gain (loss)	(763,295)	(867,864)	(17,377)	283	(469,729)	(57,828)	(10,239)	(2,033)	(209,052)	(64,193)	(8,741)	(843)	(57,646)	(16,984)
Unrealized appreciation (depreciation) on investments	(479,208)	(2,024,100)	38,443	1,054	(1,078,296)	(1,272,757)	(48,243)	(2,527)	(167,217)	(185,472)	(52,934)	(2,536)	(161,485)	(74,627)
Capital gain distributions	—	759,549	—	—	—	521,076	—	2,295	—	—	—	—	19,867	69,177

Increase (decrease) in net assets from operations	(1,242,880)	(2,119,336)	95,116	54,697	(1,551,706)	(814,590)	(59,062)	(2,715)	(97,940)	(29,049)	(62,233)	(3,938)	(160,663)	19,349

From capital transactions:
Net premiums	692,376	1,125,573	205,575	189,923	694,509	1,071,529	168,446	145,286	246,551	393,755	263,367	144,665	165,778	259,724
Loan interest	(6,468)	(7,533)	(1,044)	(546)	(7,268)	(4,811)	(18)	—	(4,350)	(1,623)	—	—	(1,050)	(362)
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	(13,712)	(500)	(42,171)	—	(1,142)	(12,006)	—	—	(51,686)	—	(1,780)	—	—	—
Surrenders	(253,846)	(213,564)	(25,058)	(22,364)	(277,407)	(94,578)	(721)	(1,649)	(98,898)	(48,712)	(2,258)	—	(66,822)	(189,587)
Loans	(2,893)	(170,906)	(30,489)	(2,681)	1,150	(75,457)	—	(1,703)	(3,496)	(35,396)	(351)	—	(4,586)	(3,177)
Cost of insurance and administrative expenses (note 4a)	(406,525)	(458,349)	(148,526)	(103,621)	(454,033)	(471,327)	(44,841)	(15,634)	(218,106)	(208,105)	(57,914)	(19,487)	(124,573)	(116,135)
Transfers (to) from the Guarantee Account	6,738	11	(1,160)	688	8,948	(2,636)	267	327	(1,527)	1,304	115	(139)	(1,918)	(2,575)
Transfers (to) from other subaccounts	(612,595)	(97,295)	223,894	254,818	(277,249)	381,762	15,941	58,488	(84,978)	61,293	29,808	53,086	21,414	115,190

Increase (decrease) in net assets from capital transactions (note 5)	(596,925)	177,437	181,021	316,217	(312,492)	792,476	139,074	185,115	(216,490)	162,516	230,987	178,125	(11,757)	63,078

Increase (decrease) in net assets	(1,839,805)	(1,941,899)	276,137	370,914	(1,864,198)	(22,114)	80,012	182,400	(314,430)	191,565	168,754	174,187	(172,420)	82,427
Net assets at beginning of year	4,773,642	6,715,541	1,101,895	730,981	5,581,065	5,603,179	182,400	—	2,972,240	2,780,675	174,187	—	1,393,582	1,311,155

Net assets at end of year	$2,933,837	4,773,642	1,378,032	1,101,895	3,716,867	5,581,065	262,412	182,400	2,657,810	2,972,240	342,941	174,187	1,221,162	1,393,582

Changes in units (note 5):
Units purchased	15,716	24,303	15,315	17,175	15,967	20,862	24,378	23,945	7,726	12,928	38,797	24,123	10,911	9,622
Units redeemed	(29,419)	(20,472)	(8,818)	(4,990)	(23,345)	(9,448)	(6,014)	(2,231)	(14,447)	(8,348)	(8,245)	(2,377)	(11,484)	(7,937)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(13,703)	3,831	6,497	12,185	(7,378)	11,414	18,364	21,714	(6,721)	4,580	30,552	21,746	(573)	1,685

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	PBHG Insurance Series Fund, Inc.				PIMCO Variable Insurance Trust
	PBHG Growth II Portfolio		PBHG Large Cap Growth Portfolio		Foreign Bond Portfolio —Administrative Class Shares		High Yield Portfolio —Administrative Class Shares		Long-Term U.S. Government Portfolio — Administrative Class Shares		Total Return Portfolio — Administrative Class Shares
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31, 2002	Period from February 8, 2001 to December 31, 2001	Year ended December 31, 2002	Period from February 9, 2001 to December 31, 2001	Year ended December 31, 2002	Period from February 6, 2001 to December 31, 2001
	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(4,467)	(5,539)	(4,789)	(5,924)	501	94	9,756	1,505	9,385	1,413	17,080	1,389
Net realized gain (loss)	(246,955)	(317,919)	(112,067)	(126,586)	110	16	(3,060)	(200)	2,442	34	1,520	76
Unrealized appreciation (depreciation) on investments	10,369	(176,939)	(132,047)	(194,777)	770	35	(6,663)	(875)	9,838	(4,415)	18,508	(1,726)
Capital gain distributions	—	—	—	—	120	—	—	—	20,582	3,287	9,747	2,082

Increase (decrease) in net assets from operations	(241,053)	(500,397)	(248,903)	(327,287)	1,501	145	33	430	42,247	319	46,855	1,821

From capital transactions:
Net premiums	146,274	234,038	173,481	324,499	23,415	6,661	150,326	43,002	338,029	56,723	533,749	60,277
Loan interest	(1,148)	(163)	(805)	(504)	(13)	—	(6)	—	(263)	—	(53)	—
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	—	(16,064)	(3,984)	—	—	—	—	—	—	—	—	—
Surrenders	(21,776)	(3,643)	(9,693)	(13,885)	(258)	—	(1,027)	—	(763)	—	(955)	—
Loans	194	(13,168)	(11,965)	(24,922)	(564)	(84)	755	(56)	(10,006)	—	(924)	—
Cost of insurance and administrative expenses (note 4a)	(84,810)	(87,140)	(103,339)	(126,880)	(5,522)	(1,326)	(23,211)	(6,271)	(46,009)	(8,853)	(59,301)	(7,086)
Transfers (to) from the Guarantee Account	579	789	936	(7,189)	(60)	10	(3,234)	(135)	3,475	(1,195)	76	(46)
Transfers (to) from other subaccounts	66,774	166,207	(37,689)	182,683	6,215	2,587	15,654	10,856	64,489	51,636	183,688	58,827

Increase (decrease) in net assets from capital transactions (note 5)	106,087	280,856	6,942	333,802	23,213	7,848	139,257	47,396	348,952	98,311	656,280	111,972

Increase (decrease) in net assets	(134,966)	(219,541)	(241,961)	6,515	24,714	7,993	139,290	47,826	391,199	98,630	703,135	113,793
Net assets at beginning of year	741,474	961,015	806,025	799,510	7,993	—	47,826	—	98,630	—	113,793	—

Net assets at end of year	$606,508	741,474	564,064	806,025	32,707	7,993	187,116	47,826	489,829	98,630	816,928	113,793

Changes in units (note 5):
Units purchased	25,073	22,357	14,173	20,205	2,615	853	16,742	5,441	33,035	9,454	64,969	10,842
Units redeemed	(12,667)	(6,713)	(14,306)	(6,621)	(561)	(130)	(2,434)	(639)	(4,681)	(772)	(5,533)	(645)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	12,406	15,644	(133)	13,584	2,054	723	14,308	4,802	28,354	8,682	59,436	10,197

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Statements of Changes in Net Assets, Continued

	Rydex Variable Trust		Salomon Brothers Variable Series Funds Inc						Van Kampen Life Investment Trust
	OTC Fund		Investors Fund		Strategic Bond Fund		Total Return Fund		Comstock Portfolio — Class II Shares	Emerging Growth Portfolio — Class II Shares
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,		Period from May 1, 2002 to December 31, 2002	Period from May 1, 2002 to December 31, 2002
	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income (expense)	$(215)	(77)	2,643	897	20,121	10,206	1,320	1,035	(7)	—
Net realized gain (loss)	(4,078)	(710)	(85,064)	(6,871)	2,816	1,040	(6,565)	(93)	316	(3)
Unrealized appreciation (depreciation) on investments	(11,031)	(657)	(121,129)	(46,707)	10,293	(656)	(5,710)	(356)	(12)	(12)
Capital gain distributions	—	—	—	7,551	—	—	—	—	—	—

Increase (decrease) in net assets from operations	(15,324)	(1,444)	(203,550)	(45,130)	33,230	10,590	(10,955)	586	297	(15)

From capital transactions:
Net premiums	37,971	18,451	40,687	83,234	67,882	115,354	24,762	41,452	4,145	373
Loan interest	2	—	(229)	(66)	—	(429)	(32)	—	—	—
Transfers (to) from the general account of GE Life and Annuity Assurance Company:
Death benefits	—	—	—	—	(15,939)	—	—	—	—	—
Surrenders	—	—	(10,810)	(523)	(8,061)	(51)	(680)	—	—	—
Loans	755	(966)	(957)	606	(985)	2,000	(2,483)	—	—	—
Cost of insurance and administrative expenses (note 4a)	(7,749)	(3,557)	(53,102)	(41,946)	(41,750)	(20,135)	(15,248)	(5,469)	(560)	(113)
Transfers (to) from the Guarantee Account	194	484	47	(739)	247	281	159	(55)	9	(1)
Transfers (to) from other subaccounts	301	7,976	2,709	412,197	162,844	93,331	85,281	18,047	116	—

Increase (decrease) in net assets from capital transactions (note 5)	31,474	22,388	(21,655)	452,763	164,238	190,351	91,759	53,975	3,710	259

Increase (decrease) in net assets	16,150	20,944	(225,205)	407,633	197,468	200,941	80,804	54,561	4,007	244
Net assets at beginning of year	20,967	23	782,042	374,409	299,879	98,938	61,744	7,183	—	—

Net assets at end of year	$37,117	20,967	556,837	782,042	497,347	299,879	142,548	61,744	4,007	244

Changes in units (note 5):
Units purchased	11,959	6,063	7,285	31,711	19,527	18,683	9,833	5,332	568	47
Units redeemed	(2,374)	(1,038)	(10,927)	(2,719)	(5,648)	(1,828)	(1,648)	(490)	(75)	(14)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	9,585	5,025	(3,642)	28,992	13,879	16,855	8,185	4,842	493	33

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements

December 31, 2002

(1)	Description of Entity

GE Life & Annuity Separate Account II (the Account) is a separate investment account established in 1986 by GE Life and Annuity Assurance Company (GE Life & Annuity) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable life insurance policies issued by GE Life & Annuity. GE Life & Annuity is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. A majority of GE Life & Annuity’s capital stock is owned by General Electric Capital Assurance Company. General Electric Capital Assurance Company and its parent, GE Financial Assurance Holdings, Inc., are indirect, wholly-owned subsidiaries of General Electric Capital Company (GE Capital). GE Capital, a diversified financial services company, is directly or indirectly, a wholly-owned subsidiary of General Electric Company (GE), a New York corporation.

During February 2002, 42 subaccounts were offered as Type III units when sales of policy forms P1258 and P1259 began. These subaccounts were previously offered as Type II units through policy form P1250.

During May 2002, two subaccounts were added to the Account for Type II and Type III units (See note 2b). These subaccounts invest in the Van Kampen Life Investment Trust — Comstock Portfolio — Class II Shares and the Van Kampen Life Investment Trust — Emerging Growth Portfolio — Class II Shares.

During 2002, AIM Variable Insurance Funds changed the name of its AIM V. I. Value Fund — Series I Shares to AIM V. I. Premier Equity Fund — Series I Shares. In addition, PIMCO Variable Insurance Trust changed the name of its High Yield Bond Portfolio — Administrative Class Shares to High Yield Portfolio — Administrative Class Shares, its Long-Term U. S. Government Bond Portfolio — Administrative Class Shares to Long-Term U. S. Government Portfolio — Administrative Class Shares, and its Total Return Bond Portfolio — Administrative Class Shares to Total Return Portfolio — Administrative Class Shares.

During 2001, MFS® Variable Insurance Trust changed the name of its MFS® Growth Series — Service Class Shares to MFS® Investors Growth Stock Series — Service Class Shares and its MFS® Growth With Income Series — Service Class Shares to MFS® Investors Trust Series — Service Class Shares. In addition, AIM Variable Insurance Funds changed the name of its AIM V.I. Telecommunications Fund — Series I Shares to AIM V.I. New Technology Fund — Series I Shares.

All designated portfolios are series type mutual funds.

(2)	Summary of Significant Accounting Policies

(a)  Investments

Investments are stated at fair market value, which is based on the underlying net asset value per share of the respective portfolios. Purchases and sales of investments are recorded on the trade date and distributions are recorded on the ex-dividend date. Certain 2001 distributions received from the Janus Funds have been reclassified from capital gain distributions to investment income in the current year’s presentation of the 2001 Statements of Changes in Net Assets and the 2001 Financial Highlights. Such reclassifications had no impact on net assets or net asset value per unit. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last Valuation Day in the applicable year or period.

(b)  Unit Class

There are three unit classes included in the Account. Type I units are sold under policy forms P1096 and P1251. Type II units are sold under policy forms P1250 and P1250CR. Type III units are sold under policy forms P1258 and P1259. An indefinite number of units in each class is authorized. Each unit type has its own expense structure.

(c)  Federal Income Taxes

The Account is not taxed separately because the operations of the Account are part of the total operations of GE Life & Annuity. GE Life & Annuity is taxed as a life insurance company under the Internal Revenue Code (the Code). GE Life & Annuity is included in the General Electric Capital Assurance Company consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

(d)  Use of Estimates

Financial statements prepared in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

(3)	Purchases and Sales of Investments

The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 2002 were:

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund — Series I Shares	$197,186	$144,975
AIM V.I. Growth Fund — Series I Shares	229,461	147,267
AIM V.I. Premier Equity Fund — Series I Shares	415,959	267,679
The Alger American Fund:
Alger American Growth Portfolio	1,438,507	1,906,169
Alger American Small Capitalization Portfolio	670,107	523,368
Alliance Variable Products Series Fund, Inc.:
Growth and Income Portfolio — Class B	714,890	171,559
Premier Growth Portfolio — Class B	103,648	52,244
Quasar Portfolio — Class B	44,902	15,760
Dreyfus:
Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares	49,444	16,638
The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	40,154	17,624
Federated Insurance Series:
Federated American Leaders Fund II — Primary Shares	450,443	487,724
Federated High Income Bond Fund II — Primary Shares	354,549	183,369
Federated High Income Bond Fund II — Service Shares	69,232	18,379
Federated International Small Company Fund II	14,552	3,838
Federated Utility Fund II	120,500	157,669
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio	2,039,234	2,173,690
VIP Equity-Income Portfolio — Service Class 2	419,715	128,302
VIP Growth Portfolio	1,817,193	2,303,676
VIP Growth Portfolio — Service Class 2	526,831	154,417
VIP Overseas Portfolio	581,634	638,190
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Asset ManagerSM Portfolio	852,322	886,561
VIP II Contrafund® Portfolio	1,442,045	1,499,267
VIP II Contrafund® Portfolio — Service Class 2	396,045	124,951

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio	$787,024	$570,530
VIP III Growth & Income Portfolio — Service Class 2	113,184	47,072
VIP III Growth Opportunities Portfolio	148,081	152,204
VIP III Mid Cap Portfolio — Service Class 2	420,978	93,737
GE Investments Funds, Inc.:
Global Income Fund	145,253	64,744
Income Fund	2,034,577	447,025
International Equity Fund	282,876	138,505
Mid-Cap Value Equity Fund	1,106,348	756,709
Money Market Fund	12,219,392	9,890,791
Premier Growth Equity Fund	682,743	428,247
Real Estate Securities Fund	769,782	410,034
S&P 500® Index Fund	8,363,377	7,323,682
Small-Cap Value Equity Fund	395,313	120,018
Total Return Fund	691,599	557,498
U.S. Equity Fund	398,873	446,411
Value Equity Fund	122,490	28,915
Goldman Sachs Variable Insurance Trust (VIT):
Goldman Sachs Growth and Income Fund	215,359	124,501
Goldman Sachs Mid Cap Value Fund	1,118,393	865,861
Janus Aspen Series:
Aggressive Growth Portfolio	1,379,878	1,340,892
Aggressive Growth Portfolio — Service Shares	171,304	45,946
Balanced Portfolio	1,244,779	1,051,841
Balanced Portfolio — Service Shares	793,806	249,437
Capital Appreciation Portfolio	929,422	995,084
Capital Appreciation Portfolio — Service Shares	148,638	51,952
Flexible Income Portfolio	479,293	193,192
Global Life Sciences Portfolio — Service Shares	86,521	40,440
Global Technology Portfolio — Service Shares	108,912	52,117
Growth Portfolio	1,376,006	1,587,422
Growth Portfolio — Service Shares	98,220	47,659
International Growth Portfolio	757,409	979,020
International Growth Portfolio — Service Shares	154,923	53,432
Worldwide Growth Portfolio	1,853,948	2,326,382
Worldwide Growth Portfolio — Service Shares	256,839	71,176
MFS® Variable Insurance Trust:
MFS® Investors Growth Stock Series — Service Class Shares	107,985	35,888
MFS® Investors Trust Series — Service Class Shares	49,132	21,285
MFS® New Discovery Series — Service Class Shares	169,321	35,206
MFS® Utilities Series — Service Class Shares	148,808	77,426
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA	975,294	1,565,597
Oppenheimer Bond Fund/VA	1,165,204	922,991
Oppenheimer Capital Appreciation Fund/VA	1,307,466	1,619,620
Oppenheimer Global Securities Fund/VA — Service Shares	224,893	88,661

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
Oppenheimer High Income Fund/VA	$780,057	$717,551
Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	309,016	78,697
Oppenheimer Multiple Strategies Fund/VA	449,077	405,198
PBHG Insurance Series Fund, Inc.:
PBHG Growth II Portfolio	449,670	348,766
PBHG Large Cap Growth Portfolio	199,643	198,513
PIMCO Variable Insurance Trust:
Foreign Bond Portfolio — Administrative Class Shares	32,667	8,798
High Yield Portfolio — Administrative Class Shares	188,491	39,201
Long-Term U.S. Government Portfolio — Administrative Class Shares	490,664	110,255
Total Return Portfolio — Administrative Class Shares	822,571	183,181
Rydex Variable Trust:
OTC Fund	43,457	12,231
Salomon Brothers Variable Series Funds Inc:
Investors Fund	239,942	260,637
Strategic Bond Fund	421,256	240,360
Total Return Fund	223,077	129,609
Van Kampen Life Investment Trust:
Comstock Portfolio — Class II Shares	10,696	6,993
Emerging Growth Portfolio — Class II Shares	407	149

(4)	Related Party Transactions

(a)  GE Life & Annuity

Type I Units (Policy P1251 and P1096)

Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable life insurance policies less deductions. For Policy P1251, deductions from premium depend on the initial specified amount. If the initial specified amount is $500,000 or more, a current deduction of 3.5% premium charge (5% maximum) is assessed from each premium payment before it is allocated to the subaccounts. If the initial specified amount is at $250,000 but less than $500,000, a current deduction of 6.5% premium charge (8% maximum) is assessed. For Policy P1096, a premium charge of 7.5% from each premium payment is assessed before the premium is allocated to the subaccounts. In addition, Policy P1096 has a deferred sales charge of up to 45% assessed over a nine year period of the designated premium for the insured’s age, gender, rate class, and specified amount at issue. This charge is deducted from the policy’s cash value in equal installments at the beginning of each of the policy years two through ten.

A Mortality and Expense Risk charge is deducted daily from the assets in the subaccounts attributable to the policies equal to an effective annual rate of .70% of the average daily net assets of the Account. This charge is for the mortality and expense risks that GE Life & Annuity assumes.

A monthly deduction is made on the policy date and on each monthly anniversary date from the policy assets. The monthly deduction for Policy P1251 consists of a cost of insurance charge, a policy charge of $5, an expense charge of up to $.20 per $1,000 of initial specified amount, an expense charge for any increase in specified amount of up to $.20 per $1,000 of increase and any charges for additional benefits added by riders to the policy. The monthly deduction for Policy P1096 consists of a cost of insurance charge, a current monthly administrative charge of $6 ($12 maximum) and any charges for additional benefits added by riders to the policy. If an increase in specified amount becomes effective, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase included in the monthly deduction (not to exceed $300 per increase).

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

There will be a surrender charge if the policy is surrendered during the surrender period. For Policy P1251, the surrender charge is calculated by multiplying the surrender charge factors times the specified amount, divided by $1,000. That amount is then varied by issue age, gender, (where applicable) and rating class of each insured and by the number of months since the policy date. The surrender charge remains level for the first six policy years and then decreases uniformly each policy month to zero over the next ten policy years or until the younger insured attains age 100, whichever is earlier. The surrender charge will not exceed $60 per $1,000 of specified amount. For Policy P1096, if the policy is surrendered during the first nine policy years, a surrender charge will be deducted. The surrender charge is calculated by multiplying a factor times the initial specified amount, divided by 1,000. The surrender charge factor varies by age ranging from $2.50 for issue ages 0 through 30 to $7.50 at issue ages above 60, subject to a maximum charge of $500. The surrender charge remains level for the first five policy years and then decreases each year at the beginning of the policy years six through ten by 20% of the initial amount. There is an additional surrender charge in policy years one through nine equal to the uncollected deferred sales charge.

A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders.

A transfer charge of $10 is assessed for each transfer among subacounts after the first transfer made in any calendar month.

Type II Units (Policy Form P1250 and P1250CR)

Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable life insurance policies less deductions. For Policy P1250, a 3% charge from each premium (5% maximum) is assessed before it is allocated to the subaccounts. For Policy P1250CR, an 8% charge from each premium (10% maximum) is assessed before it is allocated to the subaccounts.

A Mortality and Expense Risk charge is deducted daily from the assets in the subaccounts attributable to the policies equal to an effective annual rate of .70% of the average daily net assets of the Account. This charge is for the mortality and expense risks that GE Life & Annuity assumes.

A monthly deduction is made on the policy date and on each monthly anniversary date from the policy assets. The monthly deduction consists of a cost of insurance charge, a policy charge of $12 in the first policy year ($15 for Policy P1250CR) and $6 per month thereafter ($12 maximum), and any charges for additional benefits added by riders to the policy. If an increase in specified amount becomes effective, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase included in the monthly deduction (not to exceed $300 per increase).

There will be a surrender charge if the policy is surrendered during the surrender period. The surrender charge is calculated by multiplying the surrender charge factors times the specified amount, divided by $1,000. That amount is then varied by issue age, gender (where applicable) and rating class of each insured, and by the number of months since the policy date. The surrender charge remains level for the first five policy years and then decreases uniformly each policy month to zero over the next ten policy years or until the insured attains age 95, whichever is earlier.

A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders.

A transfer charge of $10 is assessed for each transfer among subacounts after the first transfer made in any calendar month. Policies issued on policy form P1250 and marketed under the name of GE Protection Plus do not assess a transfer charge but reserve the right to impose a charge of up to $10 after the first transfer made in any calendar month.

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

Type III Units (Policy Form P1258 and P1259)

Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable life insurance policies less deductions. A 5% charge from each premium (7.5% maximum) is assessed before it is allocated to the subaccounts. This charge is not assessed against the policy loan portion of a premium received from the rollover of a life insurance policy.

A mortality and expense risk charge is deducted monthly from a policy’s assets. This charge is for the mortality and expense risks that GE Life & Annuity assumes. This charge is equal to an effective annual rate of .40% of the first $50,000 of the policy’s unloaned assets in the subaccounts (.40% of the first $100,000 of unloaned assets in the subaccounts for a joint and last survivor policy). During the first 20 policy years, a mortality and expense risk charge at an annual effective rate of .05% of the policy’s unloaned assets in the subaccounts over $50,000 ($100,000 for a joint and last survivor policy) is also assessed. Beginning with policy year 21, GE Life & Annuity does not deduct a mortality and expense risk charge for the policy’s unloaned assets in the subaccounts over $50,000 ($100,000 for a joint and last survivor policy).

A monthly deduction is made on the policy date and on each monthly anniversary date from the policy assets. The monthly deduction consists of a cost of insurance charge, the Mortality and Expense Risk Charge (discussed above), a policy charge of $5 ($10 per month maximum), a maximum monthly expense charge of $.83 per $1,000 of specified amount for the first ten policy years and any charges for additional benefits added by riders to the policy.

There will be a surrender charge if the policy is surrendered during the surrender period. The maximum surrender charge assessed is $37.19 per $1,000 of specified amount. This charge is calculated by multiplying a factor times the lowest specified amount in effect before the surrender, divided by 1,000. The factor depends on the issue age and gender (where applicable) of the insured. For a joint and last survivor policy, the factor depends on the issue age, gender (where applicable), and risk class of both insureds. The surrender charge remains level for the first five policy years and then decreases each policy month to zero over the next five policy years.

A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders.

Certain policy owners (Policy form P1258 and Policy Form 1259) may elect to allocate premium payments to a Guarantee Account that is part of the general account of GE Life & Annuity. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time, after which a new rate may be declared. Policy owners may transfer amounts from the Guarantee Account to the subaccounts of the Account and in certain instances transfer amounts from the subaccounts of the Account to the Guarantee Account.

(b)  Receivable From Affiliate

Receivable from affiliate represents receivable from GE Life & Annuity attributable to decreases in share value between the dates charges and deductions are assessed and the dates corresponding shares are redeemed.

(c)  Accrued Expenses Payable to Affiliate

Accrued expenses payable to affiliate are mostly attributable to charges and deductions made under the policies for services and benefits accrued and payable to GE Life & Annuity.

(d)  Capital Brokerage Corporation

Capital Brokerage Corporation, an affiliate of GE Life & Annuity, is a Washington Corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

National Association of Securities Dealers, Inc. Capital Brokerage Corporation serves as principal underwriter for variable life insurance policies and variable annuities issued by GE Life & Annuity. GE Life & Annuity pays commissions and other marketing related expenses to Capital Brokerage Corporation. Certain officers and directors of GE Life & Annuity are also officers and directors of Capital Brokerage Corporation.

(e)  GE Investments Funds, Inc.

GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Asset Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .60% for the Global Income Fund, .50% for the Income Fund, 1.00% for the International Equity Fund, .65% for the Mid-Cap Value Equity Fund, .37% for the Money Market Fund, .65% for the Premier Growth Equity Fund, .85% for the Real Estate Securities Fund, .35% for the S&P 500® Index Fund, .80% for the Small-Cap Value Equity Fund, .49% for the Total Return Fund, .55% for the U.S. Equity Fund, and .65% for the Value Equity Fund.

(5)	Capital Transactions

All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, portfolio dividends or portfolio distributions are not paid to policy owners as additional units, but instead are reflected in unit values.

The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the period ended December 31, 2002 is reflected in the Statements of Changes in Net Assets.

(6)	Financial Highlights

A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the years or lesser periods ended December 31, 2002 and 2001 follows.

Expenses as a percentage of average net assets represent the annualized contract expenses of the separate account, consisting of mortality and expense risk charges, administrative and distribution expenses for each period indicated. The expense ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolios are excluded. The expenses as a percentage of average net assets for Type III units is zero due to the fact that the expense is deducted monthly by a redemption of units.

The investment income ratio represents the ordinary dividends received by the Account from the underlying portfolio divided by the average net assets.

The total return below represents the annual total return for the year or lesser periods indicated and includes deductions only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a Prospectus or Statement of Additional Information for a product supported by the Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return below.

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type I:
The Alger American Fund:
Alger American Growth Portfolio
2002	88,027	$13.05	$1,149	0.70%	0.04%	(33.46)%
2001	97,453	19.62	1,912	0.70%	0.22%	(12.44)%
Alger American Small Capitalization Portfolio
2002	98,354	6.51	640	0.70%	0.00%	(26.74)%
2001	96,584	8.88	858	0.70%	0.05%	(30.01)%
Federated Insurance Series:
Federated American Leaders Fund II — Primary Shares
2002	17,448	13.82	241	0.70%	1.22%	(20.77)%
2001	20,425	17.45	356	0.70%	1.33%	(4.89)%
Federated High Income Bond Fund II — Primary Shares
2002	17,068	14.53	248	0.70%	9.78%	0.68%
2001	15,482	14.44	224	0.70%	9.79%	0.67%
Federated Utility Fund II
2002	9,949	11.43	114	0.70%	5.77%	(24.48)%
2001	13,254	15.14	201	0.70%	3.23%	(14.33)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio
2002	126,781	39.46	5,003	0.70%	1.75%	(17.53)%
2001	134,736	47.84	6,446	0.70%	1.67%	(5.62)%
VIP Growth Portfolio
2002	99,324	40.72	4,044	0.70%	0.26%	(30.60)%
2001	108,530	58.68	6,369	0.70%	0.08%	(18.23)%
VIP Overseas Portfolio
2002	61,001	18.98	1,158	0.70%	0.81%	(20.84)%
2001	65,937	23.97	1,581	0.70%	5.37%	(21.72)%
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Asset ManagerSM Portfolio
2002	125,324	26.43	3,312	0.70%	3.96%	(9.37)%
2001	131,477	29.16	3,834	0.70%	4.25%	(4.77)%
VIP II Contrafund® Portfolio
2002	112,644	24.04	2,708	0.70%	0.81%	(9.98)%
2001	111,945	26.71	2,990	0.70%	0.80%	(12.86)%
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio
2002	28,213	12.44	351	0.70%	1.22%	(17.20)%
2001	22,841	15.03	343	0.70%	1.23%	(9.39)%
VIP III Growth Opportunities Portfolio
2002	13,585	8.58	117	0.70%	1.09%	(22.39)%
2001	12,762	11.06	141	0.70%	0.35%	(15.02)%
GE Investments Funds, Inc.:
Global Income Fund
2002	9,845	11.86	117	0.70%	0.77%	15.82%
2001	4,666	10.24	48	0.70%	0.00%	(2.37)%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type I:		Unit Value	000s
Income Fund
2002	42,923	$13.45	$577	0.70%	5.18%	9.12%
2001	33,971	12.33	419	0.70%	5.04%	6.67%
International Equity Fund
2002	14,584	9.87	144	0.70%	1.22%	(24.36)%
2001	8,794	13.04	115	0.70%	1.05%	(21.42)%
Mid-Cap Value Equity Fund
2002	26,207	14.93	391	0.70%	0.92%	(14.37)%
2001	16,101	17.44	281	0.70%	0.89%	(0.38)%
Money Market Fund
2002	178,387	19.47	3,473	0.70%	1.46%	0.76%
2001	131,894	19.32	2,548	0.70%	3.82%	3.24%
Premier Growth Equity Fund
2002	24,730	7.86	194	0.70%	0.05%	(21.57)%
2001	16,957	10.02	170	0.70%	0.12%	(9.78)%
Real Estate Securities Fund
2002	24,064	21.67	521	0.70%	4.91%	(2.04)%
2001	19,511	22.12	432	0.70%	4.09%	11.05%
S&P 500® Index Fund
2002	85,927	38.07	3,271	0.70%	1.32%	(22.91)%
2001	88,043	49.38	4,348	0.70%	1.09%	(12.88)%
Total Return Fund
2002	31,607	36.17	1,143	0.70%	2.39%	(9.95)%
2001	29,464	40.16	1,183	0.70%	1.14%	(3.57)%
U.S. Equity Fund
2002	10,610	9.15	97	0.70%	0.89%	(19.83)%
2001	6,600	11.41	75	0.70%	0.74%	(9.12)%
Goldman Sachs Variable Insurance Trust (VIT):
Goldman Sachs Growth and Income Fund
2002	6,403	6.98	45	0.70%	2.06%	(11.96)%
2001	837	7.93	7	0.70%	0.49%	(9.98)%
Goldman Sachs Mid Cap Value Fund
2002	36,991	11.59	429	0.70%	0.99%	(5.36)%
2001	29,382	12.24	360	0.70%	1.24%	11.26%
Janus Aspen Series:
Aggressive Growth Portfolio
2002	110,040	15.07	1,658	0.70%	0.00%	(28.44)%
2001	114,341	21.06	2,408	0.70%	0.00%	(39.88)%
Balanced Portfolio
2002	85,649	21.32	1,826	0.70%	2.47%	(7.10)%
2001	82,439	22.95	1,892	0.70%	2.72%	(5.34)%
Capital Appreciation Portfolio
2002	21,974	17.32	381	0.70%	0.57%	(16.26)%
2001	22,414	20.69	464	0.70%	1.25%	(22.22)%
Flexible Income Portfolio
2002	17,057	17.12	292	0.70%	4.94%	9.70%
2001	9,034	15.60	141	0.70%	6.25%	6.98%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type I:		Unit Value	000s
Global Life Sciences Portfolio — Service Shares
2002	6,041	$6.64	$40	0.70%	0.00%	(30.04)%
2001	6,051	9.49	57	0.70%	0.00%	(17.34)%
Global Technology Portfolio — Service Shares
2002	11,168	2.50	28	0.70%	0.00%	(41.35)%
2001	9,570	4.26	41	0.70%	0.71%	(37.76)%
Growth Portfolio
2002	128,068	16.16	2,070	0.70%	0.00%	(27.02)%
2001	136,463	22.14	3,021	0.70%	0.07%	(25.26)%
International Growth Portfolio
2002	43,699	13.66	597	0.70%	0.86%	(26.11)%
2001	50,194	18.49	928	0.70%	1.09%	(23.78)%
Worldwide Growth Portfolio
2002	162,939	19.06	3,106	0.70%	0.89%	(26.02)%
2001	186,134	25.76	4,795	0.70%	0.48%	(22.98)%
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA
2002	62,159	35.72	2,220	0.70%	0.68%	(28.30)%
2001	75,849	49.81	3,778	0.70%	0.96%	(31.75)%
Oppenheimer Bond Fund/VA
2002	23,819	28.41	677	0.70%	7.07%	8.32%
2001	21,130	26.23	554	0.70%	6.40%	7.03%
Oppenheimer Capital Appreciation Fund/VA
2002	53,318	45.61	2,432	0.70%	0.62%	(27.37)%
2001	60,645	62.80	3,809	0.70%	0.62%	(13.19)%
Oppenheimer High Income Fund/VA
2002	47,784	33.25	1,589	0.70%	10.58%	(3.08)%
2001	51,746	34.30	1,775	0.70%	10.05%	1.25%
Oppenheimer Multiple Strategies Fund/VA
2002	24,204	33.15	802	0.70%	3.62%	(11.03)%
2001	25,511	37.25	950	0.70%	3.71%	1.50%
PBHG Insurance Series Fund, Inc.:
PBHG Growth II Portfolio
2002	29,713	7.64	227	0.70%	0.00%	(30.92)%
2001	21,511	11.07	238	0.70%	0.00%	(40.89)%
PBHG Large Cap Portfolio
2002	17,789	12.24	218	0.70%	0.00%	(29.81)%
2001	18,707	17.44	326	0.70%	0.00%	(28.79)%
Salomon Brothers Variable Series Funds Inc:
Investors Fund
2002	26,040	11.22	292	0.70%	1.09%	(23.59)%
2001	21,398	14.68	314	0.70%	0.84%	(4.82)%
Strategic Bond Fund
2002	9,971	12.49	125	0.70%	5.64%	8.08%
2001	3,651	11.56	42	0.70%	5.91%	6.17%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type I:		Unit Value	000s
Total Return Fund
2002	7,649	$10.44	$80	0.70%	1.74%	(7.52)%
2001	2,210	11.29	25	0.70%	3.41%	(1.50)%

Type II:
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund — Series I Shares
2002	27,851	4.45	124	0.70%	0.00%	(24.89)%
2001	16,503	5.92	98	0.70%	0.00%	(23.82)%
AIM V.I. Growth Fund — Series I Shares
2002	35,571	3.49	124	0.70%	0.00%	(31.46)%
2001	16,297	5.10	83	0.70%	0.35%	(34.35)%
AIM V.I. Premier Equity Fund — Series I Shares
2002	41,113	5.48	225	0.70%	0.46%	(30.75)%
2001	19,328	7.91	153	0.70%	0.23%	(13.18)%
The Alger American Fund:
Alger American Growth Portfolio
2002	109,921	13.05	1,434	0.70%	0.04%	(33.46)%
2001	129,030	19.62	2,532	0.70%	0.22%	(12.44)%
Alger American Small Capitalization Portfolio
2002	84,392	6.51	549	0.70%	0.00%	(26.74)%
2001	69,049	8.88	613	0.70%	0.05%	(30.01)%
Alliance Variable Products Series Fund, Inc.:
Growth and Income Portfolio — Class B
2002	87,054	7.84	683	0.70%	0.56%	(22.81)%
2001	42,611	10.15	433	0.70%	0.40%	(0.55)%
Premier Growth Portfolio — Class B
2002	25,762	4.84	125	0.70%	0.00%	(31.33)%
2001	16,341	7.05	115	0.70%	0.00%	(17.98)%
Quasar Portfolio — Class B
2002	7,741	4.89	38	0.70%	0.00%	(32.54)%
2001	3,292	7.25	24	0.70%	0.00%	(13.47)%
Dreyfus:
Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares
2002	3,965	8.76	35	0.70%	1.62%	(1.18)%
2001	906	8.87	8	0.70%	1.31%	2.59%
The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
2002	7,490	4.73	35	0.70%	0.31%	(29.44)%
2001	3,973	6.70	27	0.70%	0.11%	(23.12)%
Federated Insurance Series:
Federated American Leaders Fund II — Primary Shares
2002	25,242	13.82	349	0.70%	1.22%	(20.77)%
2001	25,767	17.45	450	0.70%	1.33%	(4.89)%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type II:
Federated High Income Bond Fund II — Primary Shares
2002	23,982	$14.53	$348	0.70%	9.78%	0.68%
2001	16,943	14.44	245	0.70%	9.79%	0.67%
Federated High Income Bond Fund II — Service Shares
2002	8,558	9.40	80	0.70%	6.71%	0.52%
2001	3,727	9.34	35	0.70%	0.00%	0.66%
Federated International Small Company Fund II
2002	5,295	4.91	26	0.70%	0.00%	(18.06)%
2001	3,635	5.99	22	0.70%	0.00%	(30.51)%
Federated Utility Fund II
2002	14,863	11.43	170	0.70%	5.77%	(24.48)%
2001	16,543	15.14	250	0.70%	3.23%	(14.33)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio
2002	25,961	39.46	1,024	0.70%	1.75%	(17.53)%
2001	27,433	47.84	1,312	0.70%	1.67%	(5.62)%
VIP Equity-Income Portfolio — Service Class 2
2002	54,112	8.03	435	0.70%	1.09%	(17.73)%
2001	25,792	9.76	252	0.70%	0.03%	(5.89)%
VIP Growth Portfolio
2002	32,419	40.72	1,320	0.70%	0.26%	(30.60)%
2001	34,260	58.68	2,010	0.70%	0.08%	(18.23)%
VIP Growth Portfolio — Service Class 2
2002	112,010	4.94	553	0.70%	0.10%	(30.78)%
2001	60,788	7.13	433	0.70%	0.00%	(18.44)%
VIP Overseas Portfolio
2002	9,210	18.98	175	0.70%	0.81%	(20.84)%
2001	7,322	23.97	176	0.70%	5.37%	(21.72)%
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Asset ManagerSM Portfolio
2002	8,611	26.43	228	0.70%	3.96%	(9.37)%
2001	8,491	29.16	248	0.70%	4.25%	(4.77)%
VIP II Contrafund® Portfolio
2002	105,161	24.04	2,528	0.70%	0.81%	(9.98)%
2001	109,907	26.71	2,936	0.70%	0.80%	(12.86)%
VIP II Contrafund® Portfolio — Service Class 2
2002	55,714	7.27	405	0.70%	0.51%	(10.24)%
2001	23,700	8.10	192	0.70%	0.00%	(13.09)%
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio
2002	73,891	12.44	919	0.70%	1.22%	(17.20)%
2001	66,877	15.03	1,005	0.70%	1.23%	(9.39)%
VIP III Growth & Income Portfolio — Service Class 2
2002	21,637	7.09	153	0.70%	1.18%	(17.43)%
2001	13,655	8.59	117	0.70%	0.00%	(9.65)%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type II:
VIP III Growth Opportunities Portfolio
2002	22,930	$8.58	$197	0.70%	1.09%	(22.39)%
2001	24,875	11.06	275	0.70%	0.35%	(15.02)%
VIP III Mid Cap Portfolio — Service Class 2
2002	46,405	8.55	397	0.70%	0.43%	(10.65)%
2001	12,355	9.57	118	0.70%	0.00%	(4.19)%
GE Investments Funds, Inc.:
Global Income Fund
2002	10,966	11.86	130	0.70%	0.77%	15.82%
2001	8,893	10.24	91	0.70%	0.00%	(2.37)%
Income Fund
2002	133,661	13.45	1,798	0.70%	5.18%	9.12%
2001	28,562	12.33	352	0.70%	5.04%	6.67%
International Equity Fund
2002	30,591	9.87	302	0.70%	1.22%	(24.36)%
2001	23,877	13.04	311	0.70%	1.05%	(21.42)%
Mid-Cap Value Equity Fund
2002	72,247	14.93	1,079	0.70%	0.92%	(14.37)%
2001	64,428	17.44	1,124	0.70%	0.89%	(0.38)%
Money Market Fund
2002	444,423	19.47	8,653	0.70%	1.46%	0.76%
2001	375,930	19.32	7,263	0.70%	3.82%	3.24%
Premier Growth Equity Fund
2002	97,973	7.86	770	0.70%	0.05%	(21.57)%
2001	77,433	10.02	776	0.70%	0.12%	(9.78)%
Real Estate Securities Fund
2002	31,288	21.67	678	0.70%	4.91%	(2.04)%
2001	24,349	22.12	539	0.70%	4.09%	11.05%
S&P 500® Index Fund
2002	168,621	38.07	6,419	0.70%	1.32%	(22.91)%
2001	145,112	49.38	7,166	0.70%	1.09%	(12.88)%
Small-Cap Value Equity Fund
2002	28,077	10.25	288	0.70%	0.35%	(14.46)%
2001	8,753	11.99	105	0.70%	0.65%	9.20%
Total Return Fund
2002	16,545	36.17	598	0.70%	2.39%	(9.95)%
2001	16,248	40.16	653	0.70%	1.14%	(3.57)%
U.S. Equity Fund
2002	98,826	9.15	904	0.70%	0.89%	(19.83)%
2001	105,740	11.41	1,206	0.70%	0.74%	(9.12)%
Value Equity Fund
2002	17,703	7.39	131	0.70%	1.11%	(18.14)%
2001	8,331	9.03	75	0.70%	1.40%	(9.40)%
Goldman Sachs Variable Insurance Trust (VIT):
Goldman Sachs Growth and Income Fund
2002	20,760	6.98	145	0.70%	2.06%	(11.96)%
2001	13,984	7.93	111	0.70%	0.49%	(9.98)%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type II:
Goldman Sachs Mid Cap Value Fund
2002	84,028	$11.59	$974	0.70%	0.99%	(5.36)%
2001	76,066	12.24	931	0.70%	1.24%	11.26%
Janus Aspen Series:
Aggressive Growth Portfolio
2002	115,952	15.07	1,747	0.70%	0.00%	(28.44)%
2001	109,492	21.06	2,306	0.70%	0.00%	(39.88)%
Aggressive Growth Portfolio — Service Shares
2002	59,086	2.93	173	0.70%	0.00%	(28.62)%
2001	28,395	4.11	117	0.70%	0.00%	(40.02)%
Balanced Portfolio
2002	150,095	21.32	3,200	0.70%	2.47%	(7.10)%
2001	150,202	22.95	3,447	0.70%	2.72%	(5.34)%
Balanced Portfolio — Service Shares
2002	117,565	8.52	1,002	0.70%	2.28%	(7.33)%
2001	61,208	9.19	563	0.70%	2.58%	(5.57)%
Capital Appreciation Portfolio
2002	118,598	17.32	2,054	0.70%	0.57%	(16.26)%
2001	121,421	20.69	2,512	0.70%	1.25%	(22.22)%
Capital Appreciation Portfolio — Service Shares
2002	29,735	5.34	159	0.70%	0.32%	(16.52)%
2001	19,212	6.39	123	0.70%	0.96%	(22.38)%
Flexible Income Portfolio
2002	30,899	17.12	529	0.70%	4.94%	9.70%
2001	22,884	15.60	357	0.70%	6.25%	6.98%
Global Life Sciences Portfolio — Service Shares
2002	20,648	6.64	137	0.70%	0.00%	(30.04)%
2001	14,783	9.49	140	0.70%	0.00%	(17.34)%
Global Technology Portfolio — Service Shares
2002	41,442	2.50	104	0.70%	0.00%	(41.35)%
2001	24,502	4.26	104	0.70%	0.71%	(37.76)%
Growth Portfolio
2002	131,849	16.16	2,131	0.70%	0.00%	(27.02)%
2001	136,402	22.14	3,020	0.70%	0.07%	(25.26)%
Growth Portfolio — Service Shares
2002	30,203	4.49	136	0.70%	0.00%	(27.23)%
2001	21,087	6.17	130	0.70%	0.21%	(25.43)%
International Growth Portfolio
2002	84,814	13.66	1,159	0.70%	0.86%	(26.11)%
2001	95,757	18.49	1,771	0.70%	1.09%	(23.78)%
International Growth Portfolio — Service Shares
2002	28,173	4.87	137	0.70%	0.72%	(26.28)%
2001	17,206	6.61	114	0.70%	0.77%	(23.97)%
Worldwide Growth Portfolio
2002	144,792	19.06	2,760	0.70%	0.89%	(26.02)%
2001	144,970	25.76	3,734	0.70%	0.48%	(22.98)%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type II:
Worldwide Growth Portfolio — Service Shares
2002	48,691	$4.93	$240	0.70%	0.73%	(26.23)%
2001	22,940	6.68	153	0.70%	0.35%	(23.16)%
MFS® Variable Insurance Trust:
MFS® Investors Growth Stock Series — Service Class Shares
2002	23,388	4.67	109	0.70%	0.00%	(28.22)%
2001	11,383	6.50	74	0.70%	0.01%	(25.36)%
MFS® Investors Trust Series — Service Class Shares
2002	13,017	6.34	83	0.70%	0.40%	(21.71)%
2001	8,997	8.09	73	0.70%	0.09%	(16.69)%
MFS® New Discovery Series — Service Class Shares
2002	21,603	5.74	124	0.70%	0.00%	(32.28)%
2001	7,898	8.48	67	0.70%	0.00%	(5.92)%
MFS® Utilities Series — Service Class Shares
2002	37,194	5.59	208	0.70%	2.24%	(23.44)%
2001	25,912	7.30	189	0.70%	2.12%	(24.98)%
Oppenheimer Variable Account Funds:
Oppenheimer Aggressive Growth Fund/VA
2002	19,975	35.72	714	0.70%	0.68%	(28.30)%
2001	19,988	49.81	996	0.70%	0.96%	(31.75)%
Oppenheimer Bond Fund/VA
2002	24,687	28.41	701	0.70%	7.07%	8.32%
2001	20,879	26.23	548	0.70%	6.40%	7.03%
Oppenheimer Capital Appreciation Fund/VA
2002	28,174	45.61	1,285	0.70%	0.62%	(27.37)%
2001	28,225	62.80	1,773	0.70%	0.62%	(13.19)%
Oppenheimer Global Securities Fund/VA — Service Shares
2002	38,218	6.47	247	0.70%	0.43%	(22.91)%
2001	21,714	8.40	182	0.70%	0.14%	(12.79)%
Oppenheimer High Income Fund/VA
2002	32,150	33.25	1,069	0.70%	10.58%	(3.08)%
2001	34,909	34.30	1,197	0.70%	10.05%	1.25%
Oppenheimer Main Street Growth & Income Fund/VA — Service Shares
2002	49,197	6.44	317	0.70%	0.47%	(19.60)%
2001	21,746	8.01	174	0.70%	0.04%	(10.91)%
Oppenheimer Multiple Strategies Fund/VA
2002	12,634	33.15	419	0.70%	3.62%	(11.03)%
2001	11,900	37.25	443	0.70%	3.71%	(10.91)%
PBHG Insurance Series Fund, Inc.:
PBHG Growth II Portfolio
2002	49,673	7.64	380	0.70%	0.00%	(30.92)%
2001	45,469	11.07	503	0.70%	0.00%	(40.89)%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
Type II:
PBHG Large Cap Growth Portfolio
2002	28,295	$12.24	$346	0.70%	0.00%	(29.81)%
2001	27,510	17.44	480	0.70%	0.00%	(28.79)%
PIMCO Variable Insurance Trust:
Foreign Bond Portfolio — Administrative Class Shares
2002	2,535	11.88	30	0.70%	3.38%	7.43%
2001	723	11.06	8	0.70%	3.20%	6.84%
High Yield Portfolio — Administrative Class Shares
2002	14,509	9.77	142	0.70%	7.40%	(1.88)%
2001	4,802	9.96	48	0.70%	6.63%	1.63%
Long-Term U.S. Government Portfolio — Administrative Class Shares
2002	36,158	13.27	480	0.70%	4.05%	16.76%
2001	8,682	11.36	99	0.70%	3.84%	5.11%
Total Return Portfolio — Administrative Class Shares
2002	51,433	12.09	622	0.70%	3.73%	8.31%
2001	10,197	11.16	114	0.70%	3.53%	7.61%
Rydex Variable Trust:
OTC Fund
2002	14,577	2.53	37	0.70%	0.00%	(39.28)%
2001	5,028	4.17	21	0.70%	0.00%	(35.63)%
Salomon Brothers Variable Series Funds Inc:
Investors Fund
2002	23,590	11.22	265	0.70%	1.09%	(23.59)%
2001	31,874	14.68	468	0.70%	0.84%	(4.82)%
Strategic Bond Fund
2002	29,849	12.49	373	0.70%	5.64%	8.08%
2001	22,290	11.56	258	0.70%	5.91%	6.17%
Total Return Fund
2002	6,005	10.44	63	0.70%	1.74%	(7.52)%
2001	3,259	11.29	37	0.70%	3.41%	(1.50)%
Van Kampen Life Investment Trust:
Comstock Portfolio — Class II Shares
2002	56	8.09	1	0.70%	0.00%	(19.11)%
Emerging Growth Portfolio — Class II Shares
2002	13	7.30	1	0.70%	0.00%	(26.96)%

Type III:
AIM Variable Insurance Funds:
AIM V.I. Capital Appreciation Fund — Series I Shares
2002	363	7.96	3	0.00%	0.00%	(20.36)%
AIM V.I. Growth Fund — Series I Shares
2002	450	7.43	3	0.00%	0.00%	(25.71)%
AIM V.I. Premier Equity Fund — Series I Shares
2002	704	7.59	5	0.00%	0.46%	(24.08)%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type III:		Unit Value	000s
Alliance Variable Products Series Fund, Inc.:
Growth and Income Portfolio — Class B
2002	10,029	$8.36	$84	0.00%	0.56%	(16.38)%
Premier Growth Portfolio — Class B
2002	194	7.72	1	0.00%	0.00%	(22.81)%
Quasar Portfolio — Class B
2002	165	7.34	1	0.00%	0.00%	(26.62)%
Dreyfus:
Dreyfus Investment Portfolios-Emerging Markets Portfolio — Initial Shares
2002	325	9.72	3	0.00%	1.62%	(2.84)%
The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares
2002	351	7.48	3	0.00%	0.31%	(25.24)%
Federated Insurance Series:
Federated High Income Bond Fund II — Service Shares
2002	163	10.02	2	0.00%	6.71%	.19%
Federated International Small Company Fund II
2002	246	8.43	2	0.00%	0.00%	(15.65)%
Fidelity Variable Insurance Products Fund (“VIP”):
VIP Equity-Income Portfolio — Service Class 2
2002	1,929	8.71	17	0.00%	1.09%	(12.91)%
VIP Growth Portfolio — Service Class 2
2002	6,754	7.35	50	0.00%	0.10%	(26.46)%
Fidelity Variable Insurance Products Fund II (“VIP II”):
VIP II Contrafund® Portfolio — Service Class 2
2002	3,128	9.24	29	0.00%	0.51%	(7.57)%
Fidelity Variable Insurance Products Fund III (“VIP III”):
VIP III Growth & Income Portfolio — Service Class 2
2002	282	8.79	2	0.00%	1.18%	(12.07)%
VIP III Mid Cap Portfolio — Service Class 2
2002	1,364	9.15	12	0.00%	0.43%	(8.47)%
GE Investments Funds, Inc.:
Income Fund
2002	1,504	10.75	16	0.00%	5.18%	7.52%
Mid-Cap Value Equity Fund
2002	3,962	8.81	35	0.00%	0.92%	(11.91)%
Money Market Fund
2002	3,924	10.13	40	0.00%	1.46%	1.30%
Premier Growth Equity Fund
2002	982	8.16	8	0.00%	0.05%	(18.37)%
S&P 500® Index Fund
2002	6,520	8.17	53	0.00%	1.32%	(18.28)%
Small-Cap Value Equity Fund
2002	6,241	8.81	55	0.00%	0.35%	(11.87)%
U.S. Equity Fund
2002	1,364	8.41	11	0.00%	0.89%	(15.89)%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type III:		Unit Value	000s
Value Equity Fund
2002	2,416	$8.52	$21	0.00%	1.11%	(14.82)%
Janus Aspen Series:
Aggressive Growth Portfolio — Service Shares
2002	2,722	8.17	22	0.00%	0.00%	(18.35)%
Balanced Portfolio — Service Shares
2002	2,179	9.52	21	0.00%	2.28%	(4.75)%
Capital Appreciation Portfolio — Service Shares
2002	3,788	8.92	34	0.00%	0.32%	(10.77)%
Global Life Sciences Portfolio — Service Shares
2002	284	7.53	2	0.00%	0.00%	(24.69)%
Global Technology Portfolio — Service Shares
2002	332	6.46	2	0.00%	0.00%	(35.39)%
Growth Portfolio — Service Shares
2002	111	7.83	1	0.00%	0.00%	(21.73)%
International Growth Portfolio – Service Shares
2002	5,541	8.13	45	0.00%	0.72%	(18.75)%
Worldwide Growth Portfolio — Service Shares
2002	3,116	8.08	25	0.00%	0.73%	(19.15)%
MFS® Variable Insurance Trust:
MFS® Investors Growth Stock Series — Service Class Shares
2002	423	7.79	3	0.00%	0.00%	(22.07)%
MFS® Investors Trust Series — Service Class Shares
2002	83	8.31	1	0.00%	0.40%	(16.92)%
MFS® New Discovery Series — Service Class Shares
2002	3,471	7.31	25	0.00%	0.00%	(26.90)%
MFS® Utilities Series — Service Class Shares
2002	299	8.73	3	0.00%	2.24%	(12.68)%
Oppenheimer Variable Account Funds:
Oppenheimer Global Securities Fund/VA — Service Shares
2002	1,860	8.14	15	0.00%	0.43%	(18.58)%
Oppenheimer Main Street Growth & Income Fund/VA —Service Shares
2002	3,101	8.42	26	0.00%	0.47%	(15.79)%
PIMCO Variable Insurance Trust:
Foreign Bond Portfolio — Administrative Class Shares
2002	242	10.69	3	0.00%	3.38%	6.93%
High Yield Portfolio — Administrative Class Shares
2002	4,601	9.86	45	0.00%	7.40%	(1.43)%
Long-Term U.S. Government Portfolio — Administrative Class Shares
2002	878	11.40	10	0.00%	4.05%	14.05%
Total Return Portfolio — Administrative Class Shares
2002	18,200	10.72	195	0.00%	3.73%	7.23%
Rydex Variable Trust:
OTC Fund
2002	36	6.61	1	0.00%	0.00%	(33.89)%

GE LIFE & ANNUITY SEPARATE ACCOUNT II

Notes to Financial Statements — Continued

December 31, 2002

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
Type III:		Unit Value	000s
Van Kampen Life Investment Trust:
Comstock Portfolio — Class II Shares
2002	437	$8.13	$4	0.00%	0.00%	(18.73)%
Emerging Growth Portfolio — Class II Shares
2002	20	7.34	1	0.00%	0.00%	(26.62)%

GE LIFE AND ANNUITY ASSURANCE COMPANY

Financial Statements

Year ended December 31, 2002

(With Independent Auditors’ Report Thereon)

GE LIFE AND ANNUITY ASSURANCE COMPANY

December 31, 2002

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

GE Life and Annuity Assurance Company:

We have audited the accompanying consolidated balance sheets of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholders’ interest, and cash flows for each of the years in the three-year period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Notes 1 and 4 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

As discussed in Notes 1 and 10 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities in 2001.

Richmond, Virginia

February 7, 2003

F-1

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Balance Sheets

(Dollar amounts in millions, except per share amounts)

	December 31,
	2002	2001
Assets
Investments:
Fixed maturities available-for-sale, at fair value	$10,049.0	$10,539.6
Equity securities available-for-sale, at fair value
Common stock	21.3	20.6
Preferred stock, non-redeemable	3.6	17.2
Mortgage loans, net of valuation allowance of $8.9 and $18.2 at December 31, 2002 and December 31, 2001, respectively	1,034.7	938.8
Policy loans	123.9	109.4
Short-term investments	278.0	40.5
Other invested assets	80.5	113.0

Total investments	11,591.0	11,779.1
Cash and cash equivalents	—	—
Accrued investment income	160.4	208.4
Deferred acquisition costs	827.2	853.8
Goodwill	107.4	107.4
Intangible assets	207.7	255.9
Reinsurance recoverable	174.4	151.1
Other assets	97.2	112.7
Separate account assets	7,182.8	8,994.3

Total assets	$20,348.1	$22,462.7

Liabilities and Shareholders’ Interest
Liabilities:
Future annuity and contract benefits	$10,771.5	$10,975.3
Liability for policy and contract claims	240.4	189.0
Other policyholder liabilities	208.1	91.4
Accounts payable and accrued expenses	136.2	555.0
Deferred income tax liability	104.9	75.5
Separate account liabilities	7,182.8	8,994.3

Total liabilities	18,643.9	20,880.5

Shareholders’ interest:
Net unrealized investment losses	(12.0)	(17.4)
Derivatives qualifying as hedges	2.3	(8.1)

Accumulated non-owner changes in equity	(9.7)	(25.5)
Preferred stock, Series A ($1,000 par value, $1,000 redemption and liquidation value, 200,000 shares authorized, 120,000 shares issued and outstanding)	120.0	120.0
Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares issued and outstanding)	25.6	25.6
Additional paid-in capital	1,050.7	1,050.7
Retained earnings	517.6	411.4

Total shareholders’ interest	1,704.2	1,582.2

Total liabilities and shareholders’ interest	$20,348.1	$22,462.7

See Notes to Consolidated Financial Statements.

F-2

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Statements of Income

(Dollar amounts in millions)

	Years Ended December 31,
	2002	2001	2000
Revenues:
Net investment income	$600.2	$698.9	$708.9
Net realized investment gains	55.3	29.1	4.3
Premiums	105.3	108.4	116.3
Cost of insurance	125.8	126.1	126.0
Variable product fees	113.9	131.1	148.7
Other income	44.9	40.8	49.2

Total revenues	1,045.4	1,134.4	1,153.4

Benefits and expenses:
Interest credited	462.1	533.8	532.6
Benefits and other changes in policy reserves	178.2	182.3	223.6
Commissions	112.1	162.7	229.3
General expenses	103.5	128.7	124.4
Amortization of intangibles, net	35.9	52.5	45.2
Change in deferred acquisition costs, net	(5.1)	(125.3)	(237.7)

Total benefits and expenses	886.7	934.7	917.4

Income before income taxes and cumulative effect of change in accounting principle	158.7	199.7	236.0
Provision for income taxes	42.9	70.1	72.9

Income before cumulative effect of change in accounting principle	115.8	129.6	163.1
Cumulative effect of change in accounting principle, net of tax	—	(5.7)	—

Net income	$115.8	$123.9	$163.1

See Notes to Consolidated Financial Statements.

F-3

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Statements of Shareholders’ Interest

(Dollar amounts in millions, except per share amounts)

	Preferred Stock		Common Stock		Additional Paid-In Capital	Accumulated Non-owner Changes In Equity	Retained Earnings	Total Shareholders’ Interest
	Share	Amount	Share	Amount
Balances at January 1, 2000	120,000	$120.0	25,651	$25.6	$1,050.7	$(134.2)	$143.6	$1,205.7
Changes other than transactions with shareholders:
Net income	—	—	—	—	—	—	163.1	163.1
Net unrealized gains on investment securities (a)	—	—	—	—	—	115.5	—	115.5

Total changes other than transactions with shareholders								278.6

Cash dividend declared and paid	—	—	—	—	—	—	(9.6)	(9.6)

Balances at December 31, 2000	120,000	120.0	25,651	25.6	1,050.7	(18.7)	297.1	1,474.7

Changes other than transactions with shareholders:
Net income	—	—	—	—	—	—	123.9	123.9
Net unrealized gains on investment securities (a)	—	—	—	—	—	1.3	—	1.3
Cumulative effect on shareholders’ interest of adopting SFAS 133(b)	—	—	—	—	—	(7.8)	—	(7.8)
Derivatives qualifying as hedges (c)	—	—	—	—	—	(0.3)	—	(0.3)

Total changes other than transactions with shareholders								117.1

Cash dividends declared and paid	—	—	—	—	—	—	(9.6)	(9.6)

Balances at December 31, 2001	120,000	120.0	25,651	25.6	1,050.7	(25.5)	411.4	1,582.2

Changes other than transactions with shareholders:
Net income	—	—	—	—	—	—	115.8	115.8
Net unrealized gains on investment securities (a)	—	—	—	—	—	5.4	—	5.4
Derivatives qualifying as hedges (c)	—	—	—	—	—	10.4	—	10.4

Total changes other than transactions with shareholders								131.6

Cash dividends declared and paid	—	—	—	—	—	—	(9.6)	(9.6)

Balances at December 31, 2002	120,000	$120.0	25,651	$25.6	$1,050.7	$(9.7)	$517.6	$1,704.2

(a)	Presented net of deferred taxes of $(1.8), $0 , and $(61.8) in 2002, 2001 and 2000, respectively.
(b)	Presented net of deferred taxes of $4.4.
(c)	Presented net of deferred taxes of $(5.9) and $0.2 in 2002 and 2001, respectively.

See Notes to Consolidated Financial Statements.

F-4

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Consolidated Statements of Cash Flows

(Dollar amounts in millions)

	Years Ended December 31,
	2002	2001	2000
Cash flows from operating activities:
Net income	$115.8	$123.9	$163.1

Adjustments to reconcile net income to net cash provided by operating activities:
Cumulative effect of change in accounting principles, net of tax	—	5.7	—
Change in future policy benefits	373.2	434.0	539.6
Net realized investments gains	(55.3)	(29.1)	(4.3)
Amortization of investment premiums and discounts	29.9	6.8	(3.4)
Amortization of intangibles, net	35.9	52.5	45.2
Deferred income tax expense net	21.8	51.1	94.5
Change in certain assets and liabilities:
Decrease (increase) in:
Accrued investment income	48.0	7.5	(25.7)
Deferred acquisition costs	(5.1)	(125.3)	(237.7)
Other assets, net	6.6	(47.5)	186.7
Increase (decrease) in:
Policy and contract claims	27.9	39.7	25.5
Other policyholder liabilities	117.0	(71.5)	26.8
Accounts payable and accrued expenses	(380.4)	107.5	190.5

Total adjustments	219.5	431.4	837.7

Net cash provided by operating activities	335.3	555.3	1,000.8

Cash flows from investing activities:
Short term investment activity, net	(237.5)	(22.9)	(17.6)
Proceeds from sales and maturities of investment securities and other invested assets	6,087.4	3,904.1	1,997.0
Principal collected on mortgage and policy loans	151.2	332.6	102.1
Purchases of investment securities and other invested assets	(5,464.1)	(5,182.8)	(3,047.2)
Mortgage loan originations and increase in policy loans	(252.8)	(167.9)	(437.4)

Net cash provided by (used in) investing activities	284.2	(1,136.9)	(1,403.1)

Cash flows from financing activities:
Proceeds from issuance of investment contracts	3,116.8	4,120.9	5,274.4
Redemption and benefit payments on investment contracts	(3,694.3)	(3,566.0)	(4,946.8)
Proceeds from short-term borrowings	388.4	301.1	1,092.3
Payments on short-term borrowings	(420.8)	(336.2)	(1,006.6)
Cash dividends to shareholders	(9.6)	(9.6)	(9.6)

Net cash (used in) provided by financing activities	(619.5)	510.2	403.7

Net increase (decrease) in cash and cash equivalents	—	(71.4)	1.4
Cash and cash equivalents at beginning of year	—	71.4	70.0

Cash and cash equivalents at end of year	$—	$—	$71.4

See Notes to Consolidated Financial Statements.

F-5

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(1) Summary of Significant Accounting Policies

(a)	Principles of Consolidation

The accompanying consolidated financial statements include the historical operations and accounts of GE Life and Annuity Assurance Company (“GELAAC”) and its subsidiary, Assigned Settlement, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

The majority of GELAAC’s outstanding common stock is owned by General Electric Capital Assurance Company (“GECA”). GECA is an indirect wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (“GEFAHI”), which was an indirect wholly-owned subsidiary of General Electric Capital Corporation (“GECC”). GECC is a wholly-owned subsidiary of General Electric Capital Services, Inc. (“GE Capital Services”) at December 31, 2002, which in turn is wholly owned, directly or indirectly, by General Electric Company.

(b)	Basis of Presentation

These consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

(c)	Products

Our product offerings are divided along two major segments of consumer needs: (i) Wealth Accumulation and Transfer and (ii) Lifestyle Protection and Enhancement.

Wealth Accumulation and Transfer products are investment vehicles and insurance contracts intended to increase the policyholder’s wealth, transfer wealth to beneficiaries, or provide a means for replacing the income of the insured in the event of premature death. Our principal product lines under the Wealth Accumulation and Transfer segment are deferred annuities (fixed or variable), life insurance (universal, variable, and interest sensitive), and institutional stable value products.

Lifestyle Protection and Enhancement products are intended to protect accumulated wealth and income from the financial drain of unforeseen events. Our principal product line under the Lifestyle Protection and Enhancement segment is Medicare supplemental insurance.

We distribute our products through two primary channels: intermediaries (such as brokerage general agencies, banks, securities brokerage firms, financial planning firms, accountants, affluent market producers, and specialized brokers) and career or dedicated sales forces, who distribute certain of our products on an exclusive basis, some of whom are not our employees. Approximately 26%, 30%, and 25% of our sales of variable products in 2002, 2001, and 2000, respectively, have been through two specific national stock brokerage firms. Loss of all or a substantial portion of the business provided by these stock brokerage firms could have a material adverse effect on our business and operations. We do not believe, however, that the loss of such business would have a long-term adverse effect because of our competitive position in the marketplace, the availability of business from other distributors, and our mix of other products.

F-6

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

We offer insurance products throughout the United States of America (except New York). Approximately 20%, 17%, and 18% of premium and annuity consideration collected, in 2002, 2001, and 2000, respectively, came from customers residing in the South Atlantic region of the United States; approximately 16%, 23%, and 24% of premium and annuity consideration collected, in 2002, 2001, and 2000, respectively, came from customers residing in the Mid-Atlantic region of the United States; and approximately 11%, 13%, and 9% of premium and annuity consideration collected, in 2002, 2001, and 2000, respectively, came from customers residing in California.

(d)	Revenues

Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent annuities, when the contracts are issued. Premiums received under institutional stable value products; annuity contracts without significant mortality risk, and universal life products are not reported as revenues but as deposits and included in liabilities for future annuity and contract benefits. Cost of insurance is charged to universal life policyholders based upon at risk amounts and is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders’ account values, and are recognized as revenue when charged. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

(e)	Cash and Cash Equivalents

Certificates, money market funds, and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days but less than a year are included in short term investments.

(f)	Investment Securities

We have designated our fixed maturities (bonds) and our equity securities (common and non-redeemable preferred stock) as available-for-sale. The fair value for regularly traded fixed maturities and equity securities is based on quoted market prices. For fixed maturities not regularly traded, fair values are estimated using values obtained from independent pricing services or discounted expected cash flows using current market rates commensurate with credit quality and maturity of the investments, as applicable.

Changes in the fair values of investments available-for-sale, net of the effect on deferred acquisition costs, present value of future profits, and deferred income taxes are reflected as unrealized investment gains or losses in a separate component of shareholders’ interest and, accordingly, have no effect on net income. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds fair value, the duration of the market decline, and the financial health of specific prospects for the issuer. Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities.

We engage in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned.

Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income.

F-7

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

Mortgage and policy loans are stated at their unpaid principal balance. Mortgage loans are stated net of an allowance for estimated uncollectible amounts. The allowance for losses is determined primarily on the basis of management’s best estimate of probable losses, including specific allowances for known troubled loans, if any. Write-downs and the change in reserves are included in net realized investment gains and losses in the Consolidated Statements of Income.

Short-term investments, are stated at amortized cost which approximates fair value. Equity securities (including seed money for new mutual fund portfolios) are stated at fair value. Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is included in other invested assets is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

(g)	Deferred Acquisition Costs

Acquisition costs include costs and expenses, which vary with and are primarily related to the acquisition of insurance and investment contracts.

Acquisition costs include first-year commissions in excess of recurring renewal commissions, certain support costs such as underwriting and policy issue costs, and the bonus feature of certain variable annuity products. For investment and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income and, if not considered recoverable, are charged to expense.

(h)	Intangible Assets

Present Value of Future Profits - In conjunction with our acquisitions, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called present value of future profits (“PVFP”), represents the actuarially determined present value of the projected future cash flows from the acquired policies.

PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such a comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in our net income but rather as a credit or charge to shareholders’ interest, net of applicable income tax.

F-8

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

Goodwill - As of January 1, 2002, we adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets (SFAS 142). Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value approach, at the “reporting unit” level. A reporting unit is the operating segment, or business one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a report unit’s goodwill exceeds its fair value. We used discounted cash flows to establish fair values. When available and as appropriate, we used comparative market multiples to corroborate discounted cash flow results. When a business within a reporting unit is disposed of, goodwill is allocated to the gain or loss on disposal using the relative fair value methodology.

We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested for impairment and written down to fair value as required.

Before December 31, 2001, we amortized goodwill over our estimated period of benefit on a straight-line basis; we amortized other intangible assets on appropriate bases over their estimated lives. No amortization period exceeded 40 years. When an intangible asset’s carrying value exceeded associated expected operating cash flows, we considered it to be impaired and wrote it down to fair value, which we determined based on either discounted future cash flows or appraised values.

Software - Costs incurred for internally developed and purchased software are capitalized after technological feasibility is established. Capitalization ceases when the software is ready for its intended use and is amortized over a period of 3 to 5 years.

(i)	Income Taxes

We file a consolidated life insurance federal income tax return with our parent, GECA and its life insurance affiliates. The method of income tax allocation is subject to written agreement authorized by the Board of Directors. Allocation is based on the separate return liabilities with offsets for losses and credits utilized to reduce current consolidated tax liability. Intercompany tax balances are settled quarterly, with a final settlement after filing of the federal income tax return.

Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

(j)	Reinsurance

Premium revenue, benefits, underwriting, acquisition, and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

(k)	Future Annuity and Contract Benefits

Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder’s current

F-9

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

account value. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense, and withdrawals, with experience adjustments for adverse deviation where appropriate.

(l)	Liability for Policy and Contract Claims

The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

(m)	Separate Accounts

The separate account assets and liabilities represent funds held, and the related liabilities for, the exclusive benefit of the variable annuity contract holders and variable life policyholders. We receive mortality risk and expense fees and administration charges from the variable mutual fund portfolios in the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the policyholders’ equity in those assets.

We have periodically transferred capital to the separate accounts to provide for the initial purchase of investments in new mutual fund portfolios. As of December 31, 2002, approximately $20.0 of our other invested assets related to our capital investments in the separate accounts.

(n)	Accounting Changes

Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value methodology. We stopped amortizing goodwill effective January 1, 2002.

Under SFAS 142, we were required to test all existing goodwill for impairment as of January 1, 2002, on a “reporting unit” basis. No goodwill impairment charge was taken as a result of our goodwill testing for impairment in accordance with SFAS 142.

At January 1, 2001, we adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended. Under SFAS 133 all derivative instruments (including certain derivative instruments embedded in other contracts) are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify as hedges of future cash flows the effective portion of changes in fair value is recorded temporarily in equity, then recognized in earnings along with the related effects of the hedged items. Any ineffective portion of hedges is reported in earnings as it occurs. Further information about derivative instruments is provided in Note 10.

F-10

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

At January 1, 2001, the cumulative effect of adopting this accounting change, was as follows:

	Earnings	Shareholders’ Interest
Adjustment to fair value of derivatives (a)	$(8.7)	$(12.2)
Income tax effects	3.0	4.4

Totals	$(5.7)	$(7.8)

(a)	For earnings effect, amount shown is net of hedged items.

The cumulative effect on shareholders’ interest was primarily attributable to marking to market swap contracts used to hedge variable-rate borrowings. Decreases in the fair values of these instruments were attributable to declines in interest rates since inception of the hedging arrangement. As a matter of policy, we ensure that funding, including the effect of derivatives, of our investment and other financial asset positions are substantially matched in character (e.g., fixed vs. floating) and duration. As a result, declines in the fair values of these effective derivatives are offset by unrecognized gains on the related financing assets and hedged items, and future net earnings will not be subject to volatility arising from interest rate changes.

(o)	Accounting Pronouncements Not Yet Adopted

In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, which we intend to adopt on July 1, 2003. We do not believe it is reasonably possible that any special purpose entities (“SPEs”), or assets previously sold to qualifying SPEs (“QSPEs”), will be consolidated on our books. Information about our activities with, and exposures to, QSPEs is provided in Note 11.

(2) Investment Securities

(a)	General

For the years ended December 31, 2002, 2001, and 2000 the sources of our investment income were as follows:

	2002	2001	2000
Fixed maturities	$528.8	$615.2	$623.1
Equity securities	0.5	1.7	1.8
Mortgage loans	73.2	80.9	80.0
Policy loans	6.3	7.1	4.6
Other investments	0.9	1.8	6.7

Gross investment income	609.7	706.7	716.2
Investment expenses	(9.5)	(7.8)	(7.3)

Net investment income	$600.2	$698.9	$708.9

F-11

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

For the years ended December 31, 2002, 2001, and 2000, sales proceeds and gross realized investment gains and losses from the sales of investment securities available-for-sale were as follows:

	2002	2001	2000
Sales proceeds	$4,186.9	$2,663.3	$874.2

Gross realized investments:
Gains	181.1	100.5	29.3
Losses, including impairments (a)	(125.8)	(71.4)	(25.0)

Net realized investments gains	$55.3	$29.1	$4.3

(a) Impairments were $(77.4), $(24.1) and $(12.6) in 2002, 2001 and 2000, respectively.

The additional proceeds from investments presented in our Consolidated Statements of Cash Flows result from principal collected on mortgage and asset-backed securities, maturities, calls, and sinking fund payments.

Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities and other invested assets reflected as a separate component of shareholders’ interest as of December 31, 2002, 2001, and 2000 are summarized as follows:

	2002	2001	2000
Net unrealized gains (losses) on available-for-sale investment securities and other invested assets before adjustments:
Fixed maturities	$18.6	$(41.2)	$(34.4)
Equity securities	4.2	4.6	(1.6)
Other invested assets	(13.9)	(16.4)	(3.2)

Subtotal	8.9	(53.0)	(39.2)

Adjustments to the present value of future profits and deferred acquisitions costs	(29.5)	25.2	10.1
Deferred income taxes	8.6	10.4	10.4

Net unrealized losses on available-for-sale investment securities	$(12.0)	$(17.4)	$(18.7)

The change in the net unrealized gains (losses) on investment securities reported in accumulated non-owner changes in equity is as follows:

	2002	2001	2000
Net unrealized losses on investment securities—beginning of year	$(17.4)	$(18.7)	$(134.2)
Unrealized (losses) gains on investment securities—net of deferred taxes of ($21.2), ($10.2), and ($63.3)	41.3	20.2	118.3
Reclassification adjustments—net of deferred taxes of $19.4, $10.2 and $1.5	(35.9)	(18.9)	(2.8)

Net unrealized losses on investment securities—end of year	$(12.0)	$(17.4)	$(18.7)

At December 31, 2002 and 2001, the amortized cost, gross unrealized gains and losses, and fair values of our fixed maturities and equity securities available-for-sale were as follows:

F-12

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

2002	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities:
U.S. government and agency	$29.4	$0.6	$(0.2)	$29.8
State and municipal	1.0	—	—	1.0
Non-U.S. government	45.9	1.8	(0.1)	47.6
U.S. corporate	6,063.8	161.5	(207.3)	6,018.0
Non-U.S. corporate	668.7	14.4	(15.9)	667.2
Mortgage-backed	1,973.5	58.1	(3.9)	2,027.7
Asset-backed	1,248.1	18.0	(8.4)	1,257.7

Total fixed maturities	10,030.4	254.4	(235.8)	10,049.0
Common stocks and non-redeemable preferred stocks	20.7	4.2	—	24.9

Total available-for-sale securities	$10,051.1	$258.6	$(235.8)	$10,073.9

2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities:
U.S. government and agency	$5.1	$0.1	$—	$5.2
State and municipal	1.2	—	—	1.2
Non-U.S. government	37.0	0.2	(0.5)	36.7
U.S. corporate	5,976.7	93.6	(199.4)	5,870.9
Non-U.S. corporate	819.5	10.5	(18.0)	812.0
Mortgage-backed	2,217.3	50.9	(7.3)	2,260.9
Asset-backed	1,524.0	31.5	(2.8)	1,552.7

Total fixed maturities	10,580.8	186.8	(228.0)	10,539.6
Common stocks and non-redeemable preferred stocks	33.2	4.8	(0.2)	37.8

Total available-for-sale securities	$10,614.0	$191.6	$(228.2)	$10,577.4

The scheduled maturity distribution of the fixed maturity portfolio at December 31, 2002 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Due in one year less	$700.3	$698.0
Due one year through five years	2,183.7	2,191.8
Due five years through ten years	2,398.9	2,427.0
Due after ten years	1,525.9	1,446.8

Subtotals	6,808.8	6,763.6
Mortgage-backed securities	1,973.5	2,027.7
Asset-backed securities	1,248.1	1,257.7

Totals	$10,030.4	$10,049.0

F-13

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

As of December 31, 2002, $1,127.4 of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

As required by law, we have amounts invested, with governmental authorities and banks for the protection of policyholders, of $5.7 and $5.5 as of December 31, 2002 and 2001, respectively.

As of December 31, 2002, approximately 21%, 20%, and 14% of our investment portfolio was comprised of securities issued by the manufacturing, financial, and utilities industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the United States and is not dependent on the economic stability of one particular region.

As of December 31, 2002, we did not hold any fixed maturity securities which exceeded 10% of shareholders’ interest.

The credit quality of the fixed maturity portfolio at December 31, 2002 and 2001 follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody’s.

	2002		2001
	Fair value	Percent	Fair value	Percent
Agencies and treasuries	$199.6	2.0%	$250.5	2.4%
AAA/Aaa	2,801.1	27.9	3,232.4	30.7
AA/Aa	843.6	8.4	841.9	8.0
A/A	2,842.6	28.3	2,432.5	23.1
BBB/Baa	2,170.9	21.6	2,366.6	22.4
BB/Ba	370.7	3.7	346.2	3.3
B/B	99.3	1.0	95.6	0.9
CC and below	19.6	0.2	10.0	0.1
Not rated	701.6	6.9	963.9	9.1

Totals	$10,049.0	100.0%	$10,539.6	100.0%

Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as “not rated”. This has neither positive nor negative implications regarding the value of the security.

At December 31, 2002 and 2001, there were fixed maturities in default (issuer has missed a coupon payment or entered bankruptcy) with a fair value of $19.1 and $11.7, respectively.

We have limited partnership commitments outstanding of $11.6 and $16.0 at December 31, 2002 and December 31, 2001, respectively.

(b)	Mortgage and Real Estate Portfolio

For the years ended December 31, 2002 and 2001, respectively, we originated $102.1 and $36.0 of mortgages secured by real estate in California, which represents 43% and 25% of our total originations for those years.

F-14

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

We have certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 2002 and 2001 were $15.3 and $6.7, respectively.

“Impaired” loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to our commercial loans.

Under these principles, we have two types of “impaired” loans: loans requiring allowances for losses (none as of December 31, 2002 and 2001) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($3.7 and $7.6 as of December 31, 2002 and 2001, respectively). Average investment in impaired loans during December 31, 2002, 2001, and 2000 was $5.1, $6.8, and $11.5 and interest income earned on these loans while they were considered impaired was $0.5, $0.9, and $0.8 for the years ended December 31, 2002, 2001, and 2000, respectively.

The following table presents the activity in the allowance for losses during the years ended December 31, 2002, 2001, and 2000:

	2002	2001	2000
Balance at January 1	$18.2	$14.3	$23.3
(Benefit) provision (credited) charged to operations	(9.3)	2.3	(11.1)
Amounts written off, net of recoveries	—	1.6	2.1

Balance at December 31	$8.9	$18.2	$14.3

During 2002 and 2000, as part of its on-going analysis of exposure to losses arising from mortgage loans, we recognized $11.6 and $12.7 reduction in its allowance for losses, respectively.

The allowance for losses on mortgage loans at December 31, 2002, 2001, and 2000 represented 0.8%, 1.9%, and 1.3% of gross mortgage loans, respectively.

There were no non-income producing mortgage loans as of December 31, 2002 and 2001.

(3) Deferred Acquisition Costs

Activity impacting deferred acquisition costs for the years ended December 31, 2002, 2001, and 2000 was as follows:

	2002	2001	2000
Unamortized balance at January 1	$838.2	$712.9	$475.2
Cost deferred	116.3	204.1	304.4
Amortization, net	(111.2)	(78.8)	(66.7)

Unamortized balance at December 31	843.3	838.2	712.9
Cumulative effect of net unrealized investment losses	(16.1)	15.6	2.8

Balance at December 31	$827.2	$853.8	$715.7

F-15

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(4) Intangible Assets and Goodwill

At December 31, 2002 and 2001 the gross carrying amount and accumulated amortization of intangibles subject to amortization were as follows:

	2002		2001
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Present Value of Future Profits (“PVFP”)	$541.0	$(352.2)	$564.0	$(319.3)
Capitalized Software	26.8	(8.7)	16.2	(5.9)
All Other	1.3	(0.5)	1.2	(0.3)

Total	$569.1	$(361.4)	$581.4	$(325.5)

(a)	Present Value of Future Profits

The method used by us to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

The following table presents the activity in PVFP for the years ended December 31, 2002, 2001, and 2000:

	2002	2001	2000
Unamortized balance at January 1	$235.1	$278.1	$314.8
Interest accreted as 6.20%, 6.57% and 5.94% for December 31, 2002, 2001, and 2000, respectively	13.2	16.3	17.1
Amortization	(46.1)	(59.3)	(53.8)

Unamortized balance December 31	202.2	235.1	278.1
Cumulative effect of net unrealized investment losses	(13.4)	9.6	7.3

Balance at December 31	$188.8	$244.7	$285.4

The estimated percentage of the December 31, 2002 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

2003	12.5%
2004	10.9%
2005	9.8%
2006	8.5%
2007	7.5%

F-16

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(b)	Goodwill

For both December 31, 2002 and 2001, total unamortized goodwill was $107.4 which is shown net of accumulated amortization and adjustments of $43.3. Goodwill amortization was $7.0 for the years ending 2001 and 2000. Under SFAS 142 (effective January 1, 2002), goodwill is no longer amortized but is tested for impairment using a fair value methodology.

As of December 31, 2002 goodwill was comprised of the following:

Wealth Accumulation and Transfer	$85.5
Lifestyle Protection and Enhancement	21.9

Total	$107.4

The effects on earnings excluding such goodwill amortization from 2002, 2001, and 2000 follow.

	2002	2001	2000
Net income as reported	$115.8	$123.9	$163.1

Net income excluding goodwill amortization	$115.8	$130.8	$170.0

(5) Reinsurance

We are involved in both the cession and assumption of reinsurance with other companies. Our reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse us, they do not discharge us from our primary liabilities and we remain liable to the extent that the reinsuring companies are unable to meet their obligations.

In order to limit the amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum of individual ordinary life insurance normally retained by any one insured with an issue age up to 75 is $1 and for issue ages over 75 is $0.1. Certain accident and health insurance policies are reinsured on either a quota share or excess of loss basis. We also use reinsurance for guaranteed minimum death benefit (“GMDB”) options on our variable annuity products. We do not have significant reinsurance contracts with any one reinsurer that could have a material impact on our results of operations.

Net life insurance in force as of December 31 is summarized as follows:

	2002	2001	2000
Direct life insurance in force	$29.0	$31.3	$32.9
Amounts ceded to other companies	(4.6)	(5.3)	(5.5)
Amounts assumed from other companies	2.1	2.2	2.4

Net premiums	$26.5	$28.2	$29.8

Percentage of amount assumed to net	7.9%	7.8%	8.1%

F-17

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The effects of reinsurance on premiums earned for the years ended December 31, 2002, 2001, and 2000 were as follows:

	2002	2001	2000
Direct	$117.9	$128.8	$145.6
Assumed	4.8	3.3	3.3
Ceded	(17.4)	(23.7)	(32.6)

Net premiums earned	$105.3	$108.4	$116.3

Percentage of amount assumed to net	5%	3%	3%

Due to the nature of our insurance contracts, premiums earned approximate premiums written.

Reinsurance recoveries recognized as a reduction of benefits amounted to $42.4, $58.0, and $54.3 for the years ended December 31, 2002, 2001, and 2000, respectively.

(6) Future Annuity and Contract Benefits

(a)	Investment Contracts

Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder’s contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

(b)	Insurance Contracts

Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums, based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on our experience and the experience of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

F-18

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The following chart summarizes the major assumptions underlying our recorded liabilities for future annuity and contract benefits:

	Withdraw Assumption	Mortality/ Morbidity Assumption	Interest Rate Assumption	December 31,
				2002	2001
Investment contracts	N/A	N/A	N/A	$8,592.0	$8,788.6
Limited payment contracts	None	(a)	3.0%-12.0%	30.3	17.9
Traditional life insurance contracts	Company Experience	(b)	6.9% grading to 6.5%	316.6	344.2
Universal life type contracts	N/A	N/A	N/A	1,780.8	1,774.9
Accident and health	Company Experience	(c)	7.5% grading to 4.5%	51.8	49.7

Total future annuity and contracts benefits				$10,771.5	$10,975.3

(a)	Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuity Mortality Table and Company experience.
(b)	Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables and Company experience.
(c)	The 1958 Commissioner’s Standard Ordinary Table, 1964 modified and 1987 Commissioner’s Disability Tables, and Company experience.

(7) Income Taxes

The total provision (benefit) for income taxes for the years ended December 31, 2002, 2001, and 2000 consisted of the following components:

	2002	2001	2000
Current federal income tax	$19.8	$18.2	$(20.8)
Deferred federal income tax	20.8	49.1	90.5

Subtotal-federal income tax	40.6	67.3	69.7

Current state income tax	1.3	0.8	(0.8)
Deferred state income tax	1.0	2.0	4.0

Subtotal-state income tax	2.3	2.8	3.2

Total income tax	$42.9	$70.1	$72.9

F-19

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The reconciliation of the federal statutory rate to the effective income tax rate for the years ended December 31, 2002, 2001, and 2000 is as follows:

	2002	2001	2000
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
State income tax, net of federal income tax benefit	0.5	0.5	0.5
Non-deductible goodwill amortization	—	1.2	1.0
Dividends-received deduction	(9.1)	(2.9)	(1.7)
Other, net	0.6	1.3	(3.9)

Effective rate	27.0%	35.1%	30.9%

The components of the net deferred income tax liability at December 31, 2002 and 2001 are as follows:

	2002	2001
Assets:
Insurance reserves amounts	$146.8	$161.8
Net unrealized losses on investment securities	8.6	10.4
Net unrealized loss on derivatives	—	5.0

Total deferred income tax asset	155.4	177.2

Liabilities:
Investments	8.1	1.6
Present value of future profits	43.7	47.3
Deferred acquisition costs	203.6	194.6
Other	4.9	9.2

Total deferred income tax liability	260.3	252.7

Net deferred income tax liability	$104.9	$75.5

Based on an analysis of our tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling us to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

We received a refund of federal and state taxes of $16.4 and $23.9 for the years ended December 31, 2002 and 2001. We also paid $41.1 for federal and state income taxes for the year ended December 31, 2000.

At December 31, 2002 and 2001, the deferred income tax liability was $260.3 and $252.7, respectively. At December 31, 2002 and 2001, the current income tax liability was $30.3 and $2.1, respectively.

(8) Related Party Transactions

We pay investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $36.8, $18.3, and $11.1 for the years ended December 31, 2002, 2001, and 2000, respectively. We charge affiliates for certain services and for the use of facilities and equipment which aggregated $58.4, $68.1, and $55.2, for the years ended December 31, 2002, 2001, and 2000, respectively.

In May 2002, we entered into an investment management agreement with GE Asset Management Incorporated (“GEAM”) under which we paid $8.9 to GEAM as compensation for the investment services.

During 2002, we sold certain assets to an affiliate at a fair value established as if it were an arms-length, third party transaction, which resulted in a gain of $17.6.

F-20

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

We pay interest on outstanding amounts under a credit funding agreement with GNA Corporation, the parent company of GECA. We have a credit line of $500 with GNA. Interest expense under this agreement was $0.1, $0.6, and $1.1 for the years ended December 31, 2002, 2001, and 2000 respectively. We pay interest at the cost of funds of GNA Corporation, which were 1.95% and 2.8%, as of December 31, 2002 and 2001, respectively. The amounts outstanding as of December 31, 2002 and 2001 were $18.1 and $50.5, respectively, and are included with accounts payable and accrued expenses in the Consolidated Balance Sheets.

F-21

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(9) Litigation

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, the ultimate outcome of which, and any effect on us, cannot be determined at this time, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On November 1, 2000, GE Life and Annuity Assurance Company (“GE Life”) was named as a defendant in a lawsuit filed in Georgia state court related to the sale of universal life insurance policies (McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co.). On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint is brought as a class action on behalf of all persons who purchased certain universal life insurance policies from GE Life and alleges improper sales practices in connection with the sale of universal life policies. No class has been certified. On February 27, 2002, the Court denied us motion for summary judgment. We have vigorously denied liability with respect to the plaintiff’s allegations and the ultimate outcome, and any effect on us, of the McBride litigation cannot be determined at this time.

(10) Fair Value of Financial Instruments

Assets and liabilities that are reflected in the Consolidated Financial Statements at fair value are not included in the following disclosures; such items include cash and cash equivalents, investment securities, separate accounts, and derivative financial instruments. Other financial assets and liabilities – those not carried at fair value – are discussed in the following pages. Apart from certain borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must be determined using models. Although management has made every effort to develop the fairest representation of fair value for this section, it would be unusual if the estimates could actually have been realized at December 31, 2002 and 2001.

A description of how fair values are estimated follows:

Borrowings. Based on market quotes or comparables.

Mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using rates at which similar loans would have been made to similar borrowers.

Investment contract benefits. Based on expected future cash flows, considering expected renewal premiums, claims, refunds and servicing costs, discounted at a current market rate.

All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices, and /or estimates of the cost to terminate or otherwise settle obligations.

Information about certain financial instruments that were not carried at fair value at December 31, 2002 and 2001, is summarized as follows:

F-22

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

	2002				2001
	Assets (Liabilities)				Assets (Liabilities)
	Notional Amount		Carrying Amount	Estimated Fair Value	Notional Amount		Carrying Amount	Estimated Fair Value
Assets:
Mortgage loans	(a	)	$1,034.7	$1,124.7	(a	)	$938.8	$978.4
Other financial instruments	(a	)	1.6	1.6	(a	)	17.8	17.8
Liabilities:
Borrowings and related instruments:
Borrowings	(a	)	(18.1)	(18.1)	(a	)	(50.5)	(50.5)
Investment contract benefits	(a	)	(8,592.0)	(8,711.1)	(a	)	(8,788.6)	(8,868.4)
Other firm commitments:
Ordinary course of business lending commitments	15.3		—	—	6.7		—	—
Commitments to fund limited partnerships	11.6		—	—	16.0		—	—

(a)	These financial instruments do not have notional amounts.

A reconciliation of current period changes for the years ended December 31, 2002 and 2001, net of applicable income taxes in the separate component of shareholders’ interest labeled “derivatives qualifying as hedges”, follows:

	2002	2001
Net Other Comprehensive Income Balances as of January 1	$(8.1)	$(7.8)
Current period decreases in fair value–net	9.2	(0.1)
Reclassification to earnings, net	1.2	(0.2)

Balance at December 31	$2.3	$(8.1)

Hedges of Future Cash Flows

There was less than $0.01 of ineffectiveness reported in the twelve months ended December 31, 2002 and 2001 in fair values of hedge positions. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2002 and 2001 related to the hedge of future cash flows.

Of the $(7.8) transition adjustment recorded in shareholders’ interest at January 1, 2001, $(0.2), net of income taxes, was reclassified to income during the twelve month period ended December 31, 2001. The $2.3, net of taxes, recorded in shareholders’ interest at December 31, 2002 is expected to be reclassified to future income, contemporaneously with and primarily offsetting changes in interest expense and interest income on floating-rate instruments. Of this amount $0.9, net of income taxes, is expected to be reclassified to earnings over the twelve-month period ending December 31, 2003. Actual amounts may vary from this amount as a result of market conditions. The amount of $1.2 net of income taxes was reclassified to income over the twelve months ended December 31, 2002. No amounts were reclassified to income during the twelve months ended December 31, 2002 and 2001 in connection with forecasted transactions that were no longer considered probable of occurring.

Derivatives Not Designated as Hedges

At December 31, 2002, there were no derivatives that do not qualify for hedge accounting under SFAS 133, as amended.

F-23

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(11) Non-controlled Entities

One of the most common forms of off-balance sheet arrangements is asset securitization. We use GE Capital sponsored and third party entities to facilitate asset securitizations. As part of this strategy, management considers the relative risks and returns of our alternatives and predominately uses GE Capital sponsored entities. Management believes these transactions could be readily executed through third party entities at insignificant incremental cost.

The following table summarizes the current balance of assets sold to QSPEs at December 31:

	2002	2001
Receivables-secured by:
Commercial mortgage loans	$162.4	$183.4
Fixed maturities	129.9	—
Other receivables	117.2	129.4

Total receivables	$409.5	$312.8

We evaluate the economic, liquidity and credit risk related to the above SPEs and believe that the likelihood is remote that any such arrangements could have a significant adverse effect on our operations, cash flows, or financial position. Financial support for certain SPE’s is provided under credit support agreements, in which GE Financial Assurance provides limited recourse for a maximum of $119 million of credit losses in qualifying entities. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital. We may record liabilities, for such guarantees based on our best estimate of probable losses. To date, no QSPE has incurred a loss.

Sales of securitized assets to QSPEs result in a gain or loss based on the difference between sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. Beneficial interests and recourse obligations related to such sales that are recognized in our financial statements are as follows:

	December 31,
	2002		2001
	Cost	Fair Value	Cost	Fair Value
Beneficial interest	$17.0	$20.9	$13.9	$15.7
Servicing assets	—	—	—	—
Recourse liability	—	—	—	—

Total	$17.0	$20.9	$13.9	$15.7

Beneficial interest. In certain securitization transactions, we retain an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks.

Servicing assets. Following a securitization transaction, we retain the responsibility for servicing the receivables, and, as such, are entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There are no servicing assets nor liabilities recorded as the benefits of servicing the assets are adequate to compensate an independent servicer for its servicing responsibilities.

Recourse liability. As described previously, under credit support agreements we provide recourse for credit losses in special purpose entities. We recognize expected credit losses under these agreements.

F-24

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

Other Non-controlled Entities. We also have certain investments in associated companies for which we provide varying degrees of financial support and are entitled to a share in the results of the entities’ activities. While all of these entities are substantive operating companies, some may need to be evaluated under FIN 46. The types of support we typically provide to these entities consists of credit enhancement, such as debt guarantees, and other contractual arrangements.

(12) Restrictions on Dividends

Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the lesser of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits or our earned surplus require formal approval from the Commonwealth of Virginia State Corporation Commission, Bureau of Insurance. Based on statutory results as of December 31, 2002, we are able to distribute $26.1 in dividends in 2003 without obtaining regulatory approval.

We declared and paid dividends of $9.6 for each of the years ended December 31, 2002, 2001, and 2000.

(13) Supplementary Financial Data

We file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners (“NAIC”) that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and shareholders’ interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. We have no permitted accounting practices.

For the years ended December 31, 2002, 2001, and 2000, statutory net (loss) income and statutory capital and surplus is summarized below:

	2002	2001	2000
Statutory net gain from operations	$26.1	$11.9	$70.7
Statutory capital and surplus	$550.7	$584.4	$592.9

The NAIC has adopted Risk Based Capital (“RBC”) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with (i) asset risk, (ii) insurance risk, (iii) interest rate risk, and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. At December 31, 2002 and 2001 we exceeded the minimum required RBC levels.

(14) Operating Segment Information

We conduct our operations through two business segments: (1) Wealth Accumulation and Transfer, comprised of products intended to increase the policyholder’s wealth, transfer wealth to beneficiaries or provide a means for replacing the income of the insured in the event of premature death, and (2) Lifestyle Protection and Enhancement, comprised of products intended to protect accumulated wealth and income from the financial drain of unforeseen events. See Note (1)(c) for further discussion of our principal product lines within these two segments.

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GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

The following is a summary of industry segment activity for December 31, 2002, 2001, and 2000:

December 31, 2002 – Segment Data	Wealth Accumulation & Transfer	Lifestyle Protection & Enhancement	Consolidated
Net investment income	$597.4	$2.8	$600.2
Net realized investment gains	55.3	—	55.3
Premiums	44.8	60.5	105.3
Other revenues	284.2	0.4	284.6

Total revenues	981.7	63.7	1,045.4

Interest credited, benefits, and other changes in policy reserves	594.5	45.8	640.3
Commissions	99.2	12.9	112.1
Amortization of intangibles	35.2	0.7	35.9
Other operating costs and expenses	90.5	7.9	98.4

Total benefits and expenses	819.4	67.3	886.7

Income before income taxes	$162.3	$(3.6)	$158.7

Provision (benefit) for income taxes	$44.1	$(1.2)	$42.9

Net income (loss)	$118.2	$(2.4)	$115.8

Total assets	$20,181.6	$166.5	$20,348.1

F-26

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

December 31, 2001 – Segment Data	Wealth Accumulation & Transfer	Lifestyle Protection & Enhancement	Consolidated
Net investment income	$695.8	$3.1	$698.9
Net realized investment gains	29.1	—	29.1
Premiums	48.2	60.2	108.4
Other revenues	297.8	0.2	298.0

Total revenues	1,070.9	63.5	1,134.4

Interest credited, benefits, and other changes in policy reserves	674.1	42.0	716.1
Commissions	147.1	15.6	162.7
Amortizations of intangibles	50.4	2.1	52.5
Other operating costs and expenses	(2.1)	5.5	3.4

Total benefits and expenses	869.5	65.2	934.7

Income (loss) before income taxes and cumulative effect of change in accounting principle	$201.4	$(1.7)	$199.7

Provision (benefit) for income taxes	$70.6	$(0.5)	$70.1

Net income (loss)	$125.1	$(1.2)	$123.9

Total assets	$22,294.7	$168.0	$22,462.7

December 31, 2000 – Segment Data	Wealth Accumulation & Transfer	Lifestyle Protection & Enhancement	Consolidated
Net investment income	$703.5	$5.4	$708.9
Net realized investment gains	4.3	—	4.3
Premiums	55.3	61.0	116.3
Other revenues	316.2	7.7	323.9

Total revenues	1,079.3	74.1	1,153.4

Interest credited, benefits, and other changes in policy reserves	715.3	40.9	756.2
Commissions	212.8	16.5	229.3
Amortization of intangibles	43.0	2.2	45.2
Other operating costs and expenses	(121.2)	7.9	(113.3)

Total benefits and expenses	849.9	67.5	917.4

Income before income taxes	$229.4	$6.6	$236.0

Provision for income taxes	$70.5	$2.4	$72.9

Net income	$158.9	$4.2	$163.1

Total assets	$22,440.7	$171.8	$22,612.5

F-27

GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

Notes to Consolidated Financial Statements

Years Ended December 31, 2002, 2001 and 2000

(Dollar amounts in millions)

(15) Quarterly Financial Data (unaudited)

Summarized quarterly financial data for the years ended December 31, 2002 and 2001 were as follows:

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	2002	2001	2002	2001	2002	2001	2002	2001
Net investment income	$154.7	$188.1	$150.4	$174.3	$152.6	$169.1	$142.5	$167.4

Total revenues	$267.2	$302.6	$210.9	$291.7	$279.7	$262.2	$287.6	$277.9

Earnings (loss) before cumulative effect of change in accounting principle (1)	$32.7	$33.1	$(0.4)	$38.3	$24.1	$21.9	$59.4	$36.3

Net income (loss)	$32.7	$27.4	$(0.4)	$38.3	$24.1	$21.9	$59.4	$36.3

(1)	See note 1 (n) of the Consolidated Financial Statements.

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